UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

MARVION INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

MARVION INC.

NOTICE OF STOCKHOLDER ACTIONS BY WRITTEN CONSENT

August ___, 2026

Dear Stockholders:

We are furnishing the attached Information Statement to the holders of common stock, par value $0.0001 per share (the “Common Stock”), of Marvion Inc., a Nevada corporation (the “Company,” “we,” “us” or “our”). The purpose of the Information Statement is to notify stockholders in accordance with Chapter 78 of the Nevada Revised Statutes (the “NRS”) that on August 11, 2026, the Board of Directors (the “Board”) and certain stockholders holding a majority of the aggregate issued and outstanding shares of our voting stock (the “Voting Stockholders”) approved by written consent in lieu of a meeting the following corporate actions (the “Corporate Actions”):

1.	Amend the Company’s Restated Articles of Incorporation, as amended and, as filed with the Nevada Secretary of State (the “Articles of Incorporation”) to effect a 1-for-100 reverse stock split of our issued and outstanding Common Stock (the “Reverse Stock Split”);
2.	Amend the Company’s Articles of Incorporation to decrease the Company’s authorized capital from 300,000,000,000 shares, consisting of 270,000,000,000 shares of common stock, par value $0.0001, and 30,000,000 shares of preferred stock, par value $0.0001, to 1,000,000,000 shares, consisting of 970,000,000 shares of common stock, par value $0.0001 per share, and 30,000,000 shares of preferred stock, par value $0.0001 per share.
3.	Amend the Company’s Articles of Incorporation to change the Company’s name to United KSK Corporation;
4.	To approve the adoption of the United KSK Corporation 2026 Stock Incentive Plan (the “2026 Plan”);
5.	To elect one director to our Board of Directors to serve for the ensuing year;
6.	To consider and act on an advisory (non-binding) proposal on the compensation arrangements of certain executive officers; and
7.	To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers.

This notice and accompanying Information Statement shall constitute notice to you of the Voting Stockholders taking the Corporate Actions by written consent, without a meeting, pursuant to the requirements of the NRS.

The accompanying Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Securities Exchange Act of 1934, (“Exchange Act”). This Information Statement constitutes notice to you of the Corporate Actions taken without a meeting, pursuant to the requirements of the NRS. You are urged to read this Information Statement carefully in its entirety. However, no action is required on your part in connection with this document. No meeting of our stockholders will be held or proxies requested because we have received written consent to these matters from the Voting Stockholders.

Under Rule 14c-2(b) of the Exchange Act, none of the actions described in the Information Statement may be taken earlier than 20 calendar days after we have sent or given the Information Statement to our stockholders. We intend to distribute this Notice and Information Statement to our stockholders on or about ____ ___, 2026. The record date established for purposes of determining the number of issued and outstanding shares of voting stock, and thus voting power, was August 11, 2026.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely,

/s/ CHAN Sze Yu
Name: CHAN Sze Yu
Title: Chief Executive Officer, Chief Financial Officer and Secretary

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MARVION INC.

Unit B, 15/F, Teda Building,

87 Wing Lok Street,

Sheung Wan,

Hong Kong

+ 852-21114437

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and

You Are Requested Not To Send Us a Proxy

INTRODUCTION

This Information Statement, dated _____ ___, 2026, is being furnished to the stockholders of Marvion Inc. (the “Company,” “we,” “us,” or “our”) in connection with the actions to be taken by us as a result of written consents in lieu of a meeting of stockholders pursuant to the NRS.

This Information Statement and Notice of Stockholder Action by Written Consent is being furnished by us to our stockholders of record as of August 11, 2026 (the “Record Date”), to inform our stockholders that on August 11, 2026, the Board of Directors of the Company (the “Board”) and the holders of approximately 86.42% of our outstanding voting securities as of such date (the “Voting Stockholders”), have taken and approved the following corporate actions (together, the “Corporate Actions”):

1.	Amend the Company’s Restated Articles of Incorporation, as amended and, as filed with the Nevada Secretary of State (the “Articles of Incorporation”) to effect a 1-for-100 reverse stock split of our issued and outstanding Common Stock (the “Reverse Stock Split”);
2.	Amend the Company’s Articles of Incorporation to decrease the Company’s authorized capital from 300,000,000,000 shares, consisting of 270,000,000,000 shares of common stock, par value $0.0001, and 30,000,000 shares of preferred stock, par value $0.0001, to 1,000,000,000 shares, consisting of 970,000,000 shares of common stock, par value $0.0001 per share, and 30,000,000 shares of preferred stock, par value $0.0001 per share.
3.	Amend the Company’s Articles of Incorporation to change the Company’s name to United KSK Corporation;
4.	To approve the adoption of the United KSK Corporation 2026 Stock Incentive Plan (the “2026 Plan”);
5.	To elect one director to our Board of Directors to serve for the ensuing year;
6.	To consider and act on an advisory (non-binding) proposal on the compensation arrangements of certain executive officers; and
7.	To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers.

This Information Statement is being sent to you to notify you of the Corporate Actions being taken by written consent in lieu of a meeting of our stockholders. On August 11, 2026, our Board adopted and approved the Corporate Actions. The information statement is being delivered only to inform you of the Corporate Actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

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VOTING AND VOTE REQUIRED

Section 78.320 of Chapter 78 of the NRS provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. The NRS, however, require that in the event an action is approved by written consent, a company must provide notice of the taking of any corporate action without a meeting to all stockholders who were entitled to vote upon the action but who have not consented to the action.

As of the Record Date, the Company had 390,024,555 shares of common stock outstanding and 10,000,000 shares of Series A Preferred Stock issued and outstanding. The holder of each share of Series A Preferred Stock of MVNC is entitled to vote on all matters submitted to a vote of the shareholders together with the Common Stock holders with each one share of Series A Preferred Stock having 200 votes. The voting power representing not less than 1,195,012,279 shares of common stock (expressed to account for the voting power of the Series A Preferred Stock) is required to pass any stockholder resolutions. Pursuant to Section 78.320 of the NRS, the following stockholders holding an aggregate of 2,032,770,282 shares of common stock, or approximately 86.42% of the outstanding shares of our common stock on the Record Date (expressed to account for the voting power of the Series A Preferred Stock), delivered an executed written consent dated August 11, 2026, authorizing the Corporate Actions.

Name	Common Shares Beneficially Held*	Percentage of Issued and Outstanding*
Young Chi Kin Eric	2,018,226,773	85.05%
CHAN Sze Yu	32,770,282	1.37%
TOTAL	2,018,226,773	86.42%

*After accounting for the voting power of the Series A Preferred Stock.

NO APPRAISAL RIGHTS

Under the NRS, stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Actions.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of August 11, 2026, by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers (as defined under Item 402(m)(2) of Regulation S-K), and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table will have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Marvion Inc., Unit B, 15/F, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong.

	Common Stock Beneficially Owned		Series A Preferred Stock Owned		Series B Preferred Stock Owned		Series C Preferred Stock Owned
Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Equity (1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Series A Preferred Equity (1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Series B Preferred Equity (1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Series C Preferred Equity (1)
Sze Yu CHAN	32,770,282	8.40%	–	–	–	–	–	–

All executive officers and directors as a Group (1 person)	32,770,282	8.40%	–	–	–	–	–	–

5% or Greater Stockholders:
Young Chi Kin Eric (2)	17,777,778	4.56%	10,000,000	100%	–	–	–	–
Herbert Ying Chiu LEE (3)	14,494,171	3.72%	–	–	337,000	92%	1	100%

Total 5% or Greater Stockholders	32,271949	8.27%	10,000,000	100%	337,000	92%	1	100%

(1)	Applicable percentage ownership is based on 390,024,555 shares of common stock outstanding as of August 11, 2026, together with securities exercisable or convertible into shares of common stock within 60 days of August 11, 2026. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of August 11, 2026, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Young Chi Kin Eric owns 17,777,778 shares of our common stock and 10,000,000 shares of our Series A Preferred Stock. Each share of Series A Preferred Stock entitled Mr. Young to vote on all matters submitted to a vote of the shareholders together with the Common Stock holders with each one share of Series A Preferred Stock having 200 votes.
(3)	Herbert Ying Chiu Lee owns 14,494,171 shares of our common stock, 337,000 shares of our Series B Preferred Stock and 1 share of Series C Preferred Stock. Each series of preferred stock has the voting rights, powers, preferences and privileges more fully described herein in the section entitled “Description of Registrant’s Securities”

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DIRECTORS, OFFICERS, NOMINEES AND CONTROL PERSONS

Set forth below are the present directors and executive officers of the Company. Note that there are no other persons who have been nominated or chosen to become directors nor are there any other persons who have been chosen to become executive officers. There are no arrangements or understandings between any of the directors, officers and other persons pursuant to which such person was selected as a director or an officer. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Name	Age	Position
Chan Sze Yu	41	Chief Executive Officer, Chief Financial Officer, Secretary and Director

Biographies

Set forth below are brief accounts of the business experience during the past five years of each director, executive officer and significant employee of the Company.

CHAN Sze Yu, age 41, was appointed to serve as our Chief Executive Officer, Chief Financial Officer, Secretary and Director on August 12, 2024. He is also the Chief Executive Officer of a group of local furniture and logistics companies, including Furniture Station, MA.NI Home Services Ltd, Power King (Hong Kong) Logistics Company Limited, Wing Fat Furniture Factory and CIMA SOFA. Mr. Chan is also the founder of KSK Logistics Limited and CEO of the company since 2023. From 2000 to 2016, Mr. Chan has been a logistics contractor for many furniture companies such as DSC Direct Sale Centre, Good Idea Furniture and Design, and Farbe Sofa Design. Mr. Chan has extensive experience and business networks in the field of logistics and home furnishing industry, which will bring to our Board and management deep experiences in developing and expanding our logistics and value-add services to the market. Mr. Chan graduated from Gertrude Simon Lutheran College in Hong Kong in 2000.

Family Relationships.

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director has been involved in the last ten years in any of the following:

•	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

•	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Certain Relationships And Related Transactions

Other than as disclosed below, there are no transactions during our two most recent fiscal years ended December 31, 2025, and December 31, 2024, or any currently proposed transaction, in which our Company was or to be a participant and the amount exceeds the lesser of $120,000 or one percent of the average of our Company’s total assets at year end for our last two completed years, and in which any of our directors, officers or principal stockholders, or any other related person as defined in Item 404 of Regulation S-K, had or have any direct or indirect material interest.

Temporary Advances from and Payments to Related Parties

From time to time, the following related parties advanced funds to the Company for capital expenditures and working capital purpose:

Name of related parties	Relationship	December 31, 2025	December 31, 2024
Chan Sze Yu	CEO and Director	$1,599,217	$1,088,838
Young Chi Kin, Eric	Major shareholder	$1,012,225	$826,716

Those temporary advances are unsecured, non-interest bearing and have no fixed terms of repayment.

During the year ended December 31, 2025, companies which are controlled by Chan Sze Yu, our CEO and director, advanced $592,191 and repaid $295,685, and we advance from Yong Chi Kin, Eric, our major shareholder, $470,634 and repaid $71,823. During the year ended December 31, 2024, companies which are controlled by Chan Sze Yu, our CEO and director, advanced $68,429, and Yong Chi Kin, Eric, our major shareholder, advanced $826,716 to us, respectively. These temporary advances are unsecured, non-interest bearing and have no fixed terms of repayment.

Other Transactions

For the years ended December 31, 2025 and 2024, the Company paid delivery service fees of $17,845 and $0 to KSK Asia (Hong Kong) Limited, a related company held by Chan Sze Yu, our director.   The delivery services were provided in accordance with normal commercial terms and at market price.

For the years ended December 31, 2025 and 2024, the Company paid $83,832 and $0 as compensation to Young Chi Kin Eric, the controlling shareholder of the Company who is also employed by our subsidiaries KSK Logistic Limited and United Warehouse Management Limited.

Earnout Issuances

On August 15, 2024, the Company, United Warehouse Management Corp., a British Virgin Island corporation (“UWMC”) and eleven shareholders of UWMC entered into a Share Exchange Agreement (the “SEA”) pursuant to which the shareholders of UWMC agreed to transfer to the Company 4,000 shares of UWMC, constituting all of the issued and outstanding securities of UWMC, in exchange for 148,148,148 shares of common stock of the Company, par value $0.0001 per share (the “Acquisition Shares”). In addition to the Acquisition Shares, the Company agreed to make earnout payments in the aggregate amount of $5.5 million (collectively, the “Earn Out Payments”) upon UWMC’s achievement of certain net income performance milestones during each six-month period ending June 30 and December 31 (each, a “Performance Period”) for a total of nine Performance Periods. The Earn Out Payments will be payable in the form of interest free promissory notes and shared equally among Chan Sze Yu, Fong Hiu Ching and Young Chi Kin Eric, who are also shareholders of the Company. As of December 31, 2025, pursuant to the terms and calculations of the earnout provision, Marvion’s management determined that the current major shareholders of the Company (formerly UWMC shareholders) were entitled to receive aggregate Earn Out Payments of $2.5 million, of which $0.5 million were settled through the issuance of 14,992,504 shares of the Company’s common stock. These shares were issued on December 1, 2025, to Chan Sze Yu, CEO and director, at $0.03335 per share.

We charged all related development costs to expenses as incurred and recognized as “Technology and development expenses” in the consolidated statement of operations. During the year ended December 31, 2025, we incurred the related development fee of $0.

We have not adopted policies or procedures for approval of related person transactions but review them on a case-by-case basis. We believe that all related party transactions were on terms at least as favorable as we would have secured in arm’s-length transactions with third parties. Except as set forth above, we have not entered into any material transactions with any director, executive officer, and promoter, beneficial owner of five percent or more of our common stock, or family members of such persons.

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CORPORATE GOVERNANCE

Director Independence

Our board of directors currently consists of CHAN Sze Yu, our Chief Executive Officer, Chief Financial Officer and Secretary, who does not qualify as an independent director under the published listing requirements of the NASDAQ Stock Market. As of the date hereof, we have not adopted a standard of independence nor do we have a policy with respect to independence requirements for our board members or that a majority of our board be comprised of “independent directors.”

Board Meetings

During fiscal year 2025, our Board held acted by written consent 2 times. No director attended less than 75 percent of our Board or committee meetings of which they were members. The work of the Company’s directors is performed not only at meetings of the Board, but also by consideration of the Company’s significant business decisions through the review of documents and in numerous communications among Board members and others.

Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the stockholders. We expect all current directors to attend our future annual stockholders meeting.

Committees of Our Board

We have not yet established Compensation, Audit, and Nominations and Corporate Governance committees nor do we have an Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. Currently, the functions of these committees are performed by our entire Board of Directors. We hope to establish these committees and appoint an Audit Committee financial expert as our business develops.

Consideration of Director Nominees

Our policy is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors” and “Stockholder Proposals.” In evaluating nominations, the Board seeks to achieve a balance of knowledge, experience and capability on our Board and to address the membership criteria set forth below under “Board Diversity and Director Qualifications.”

Board Diversity and Director Qualifications

Although there is no specific board diversity policy in place presently, our Board does consider such factors as it deems appropriate consistent with criteria which may be established by our Board from time to time. Our goal in selecting directors for nomination to our Board is generally to seek to create a well-balanced team that combines diverse experience, skill and intellect of seasoned directors in order to enable us to pursue our strategic objectives. We have not reduced the qualifications for service on our Board to a checklist of specific standards or specific, minimum qualifications, skills or qualities. Rather, we seek, consistent with the vacancies existing on our Board at any particular time and the interplay of a particular candidate’s experience with the experience of other Directors, to select individuals whose business experience, knowledge, skills, diversity and integrity would be considered a desirable addition to our Board and any committees thereof.

We make determinations as to Director selection based upon the facts and circumstances at the time of the receipt of the Director candidate recommendation. Applicable considerations include: whether we are currently looking to fill a new position created by an expansion of the number of Directors, or a vacancy that may exist on our Board; whether the current composition of our Board is consistent with the criteria described in our charter; whether the candidate submitted possesses the qualifications that are generally the basis for selection of candidates to our Board; and whether the candidate would be considered independent under the rules of the NYSE and our standards with respect to Director independence.

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Identifying and Evaluating Nominees for Directors

We may utilize a variety of methods for identifying and evaluating nominees for Director. We consider the appropriate size of our Board and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, we will consider various potential candidates for Director. Candidates may come to our attention through current Board members, professional search firms, shareholders or other persons. As described above, we consider properly submitted nominations for candidates for our Board. Following verification of the recommending shareholder’s status, recommendations are considered by the Board its next regularly scheduled meeting.

Communications with Our Board

Stockholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of Marvion Inc.

c/o Corporate Secretary

Unit B, 15/F, Teda Building,

87 Wing Lok Street,

Sheung Wan,

Hong Kong

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

Board Leadership Structure

We have designated CHAN Sze Yu to serve as executive member of the Board upon re-election to the Board. As the Chief Executive Officer, Chief Financial Officer, Secretary and Director of the Company, we believe that Mr. Chan will bring to the Board extensive experience and familiarity with our business in particular and its industries generally. We believe this background enhances the role of executive members of the Board in the development of long-term strategic plans and oversight of senior management in the implementation of those plans.

As our business operations and processes mature, we expect to appoint independent directors as suitable candidates become available. We anticipate that these independent directors will comprise and chair our future Compensation Committee, Audit Committee and the Nominating and Governance Committee as they are established. Each such independent directors will have with opportunities to meet in executive sessions without management present at the time of each regular Board meeting and additionally as deemed appropriate or necessary. Because Mr. Chan is not independent under NASDAQ standards, the chair at these executive sessions will rotate among the chairman of the Compensation Committee, the Audit Committee and the Nominating and Governance Committee. We believe that this structure will allow multiple directors to exercise important leadership roles, and will also provide for focused engagement by the Board committees and their chairs in their respective areas of responsibility. We believe that this structure, once established, will help facilitate clear and open communications between the Board of Directors and senior management, while providing for active oversight by independent directors.

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Board’s Role in Risk Oversight

Our management team is primarily responsible for the day-to-day assessment and management of the Company’s risk exposure. The Board of Directors provides oversight in connection with these efforts, with a particular focus on the most significant risks facing us. The Board of Directors believes that communication between the management team and the Board of Directors is essential for both effective risk management and for meaningful oversight. To this end, the Board of Directors meets with our Chief Executive Officer and the other members of our senior management team to discuss strategies, key challenges, and risks and opportunities for us. Management team members make themselves available to the Board of Directors to answer questions regarding the Company’s most significant issues, including risks affecting the Company.

In order to help facilitate its risk oversight responsibilities, the Board of Directors intends to utilize each of its committees when formed in the future to oversee specific areas of risk that are appropriately related to the committee’s areas of responsibility once such committees are established. The Audit Committee will assist the Board of Directors in discharging its oversight responsibilities in the areas of internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The Audit Committee will discuss with management, the internal audit group and the independent auditor guidelines and policies with respect to risk assessment and risk management. The Audit Committee will also discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposure. The Compensation Committee will assist the Board of Directors in discharging its oversight responsibilities regarding the risks related to the attraction and retention of personnel as well as the risks associated with the design of compensation programs and arrangements applicable to both executive officers and to all employees. The Nominating and Corporate Governance Committee will establish, monitor and evaluate the implementation of our corporate governance policies. While the Board committees will be responsible for initially monitoring certain risks, the entire Board of Directors will be kept informed of the significant risks facing the Company through management and committee reports about such risks and the steps being taken to mitigate these risks.

Risk Assessment of Compensation Policies and Practices

Our Board of directors and human resources staff conducted an assessment of potential risks that may arise from our compensation programs. Based on this assessment, we concluded that our policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have material adverse effect on the Company. The assessment included our cash incentive programs, which awards non-executives with cash bonuses for punctuality. Our compensation programs are substantially identical among business units, corporate functions and global locations (with modifications to comply with local regulations as appropriate). The risk-mitigating factors considered in this assessment included:

•	the alignment of pay philosophy, peer group companies and compensation amounts relative to local competitive practices to support our business objectives; and

•	effective balance of cash, short- and long-term performance periods, caps on performance-based award schedules and financial metrics with individual factors and Board and management discretion.

Employee, Director and Officer Hedging

We have not adopted any practice or policy regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. As such, our employees, officer, directors or their designees are generally permitted to engage in these transactions.

Code of Conduct

We have not yet adopted a code of ethics that applies to our principal executive officer, principal financial officer principal accounting officer or controller in light of our Company’s current stage of development. We expect to adopt a code of ethics in the near future.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our executive compensation philosophy is to create a long-term direct relationship between pay and our performance. Our executive compensation program is designed to provide a balanced total compensation package over the executive’s career with us. The compensation program objectives are to attract, motivate and retain the qualified executives that help ensure our future success, to provide incentives for increasing our profits by awarding executives when corporate goals are achieved and to align the interests of executives and long-term stockholders. The compensation package of our named executive officers consists of two main elements:

1.	base salary for our executives that is competitive relative to the market, and that reflects individual performance, retention and other relevant considerations; and

2.	discretionary bonus awards payable in cash and tied to the satisfaction of corporate objectives.

Process for Setting Executive Compensation

Until such time as we establish a Compensation Committee, our Board is responsible for developing and overseeing the implementation of our philosophy with respect to the compensation of executives and for monitoring the implementation and results of the compensation philosophy to ensure compensation remains competitive, creates proper incentives to enhance stockholder value and rewards superior performance. We expect to annually review and approve for each named executive officer, and particularly with regard to the Chief Executive Officer, all components of the executive’s compensation. We process and factors (including individual and corporate performance measures and actual performance versus such measures) used by the Chief Executive Officer to recommend such awards. Additionally, we expect to review and approve the base salary, equity-incentive awards (if any) and any other special or supplemental benefits of the named executive officers.

The Chief Executive Officer periodically provides the Board with an evaluation of each named executive officer’s performance, based on the individual performance goals and objectives developed by the Chief Executive Officer at the beginning of the year, as well as other factors. The Board provides an evaluation for the Chief Executive Officer. These evaluations serve as the bases for bonus recommendations and changes in the compensation arrangements of our named executives.

Our Compensation Peer Group

We currently engage in informal market analysis in evaluating our executive compensation arrangements. As the Company and its businesses mature, we may retain compensation consultants that will assist us in developing a formal benchmark and selecting a compensation peer group of companies similar to us in size or business for the purpose of comparing executive compensation levels.

Program Components

Our executive compensation program consists of the following elements:

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Base Salary

Our base salary structure is designed to encourage internal growth, attract and retain new talent, and reward strong leadership that will sustain our growth and profitability. The base salary for each named executive officer reflects our past and current operating profits, the named executive officer’s individual contribution to our success throughout his career, internal pay equity and informal market data regarding comparable positions within similarly situated companies. In determining and setting base salary, the Board considers all of these factors, though it does not assign specific weights to any factor. The Board generally reviews the base salary for each named executive officer on an annual basis. For each of our named executive officers, we review base salary data internally obtained by the Company for comparable executive positions in similarly situated companies to ensure that the base salary rate for each executive is competitive relative to the market.

Discretionary Bonus

The objectives of our bonus awards are to encourage and reward our employees, including the named executive officers, who contribute to and participate in our success by their ability, industry, leadership, loyalty or exceptional service and to recruit additional executives who will contribute to that success.

Summary Compensation Table

The following summary compensation table sets forth the aggregate compensation we paid or accrued during the fiscal years ended December 31, 2025 and 2024, to (i) our Chief Executive Officer (principal executive officer), (ii) our Chief Financial Officer (principal financial officer), (iii) our three most highly compensated executive officers other than the principal executive officer and the principal financial officer who were serving as executive officers on December 31, 2025, whose total compensation was in excess of $100,000, and (iv) up to two additional individuals who would have been within the two-other-most-highly compensated but were not serving as executive officers on December 31, 2025.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Chan Sze Yu	2025	12,475	–	–	–	–	–	–	$12,475
CEO, CFO, Secretary and Director (1)	2024	24,223	–	–	–	–	–	–	$24,223

Chan Man Chung	2024	–	–	–	–	–	–	–	$–
CEO, CFO, Secretary and Director (2)

Tan Tee Soo	2024	–	–	–	–	–	–	–	$–
Director (3)

(1) Chan Sze Yu joined us as our Chief Executive Officer, Chief Financial Officer, Secretary and Director on August 12, 2024.

(2) Dr. Chan served as our Chief Executive Officer, Secretary and Director from August 26, 2021, to August 12, 2024.

(3) Mr. Tan served as our Director from August 26, 2021 to September 27, 2024.

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Narrative disclosure to Summary Compensation.

During the years ended December 31, 2025, and 2024, the Company paid the aggregate amount of $12,475 and $24,223 as compensation to Chan Sze Yu, our sole executive officer and director.

Other than set out above and below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We expect to establish one or more incentive compensation plans in the future. Our directors and executive officers may receive securities of the Company as incentive compensation at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

Equity Awards

There are no unvested options, warrants or convertible securities outstanding.

At no time during the last fiscal year with respect to any of any of our executive officers was there:

•	any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined;
•	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;
•	any option or equity grant;
•	any non-equity incentive plan award made to a named executive officer;
•	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or
•	any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

Equity Award Timing Policies and Practices

We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the Board of Directors or Compensation Committee before granting an equity award, the Board of Directors or Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety.

Currently, stock options or similar option-like instruments are not a component of our executive compensation program. Accordingly, during fiscal year 2025, we did not grant stock options or similar option-like instruments to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. We further have not granted grant stock options or similar option-like instruments to our service providers.

Compensation of Directors

During our fiscal year ended December 31, 2025, we provided compensation to certain employees for serving as our directors. We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue stock options to such persons from time to time. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

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Compensation Risk Management

Our Board of directors and human resources staff conducted an assessment of potential risks that may arise from our compensation programs. Based on this assessment, we concluded that our policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have material adverse effect on the Company. The assessment included our cash incentive programs, which awards non-executives with cash bonuses for punctuality. Our compensation programs are substantially identical among business units, corporate functions and global locations (with modifications to comply with local regulations as appropriate). The risk-mitigating factors considered in this assessment included:

•	the alignment of pay philosophy, peer group companies and compensation amounts relative to local competitive practices to support our business objectives; and
•	effective balance of cash, short- and long-term performance periods, caps on performance-based award schedules and financial metrics with individual factors and Board and management discretion.

Compensation Committee Interlocks and Insider Participation

We have not yet established a Compensation Committee. Our Board of Directors performs the functions that would be performed by a compensation committee. During the fiscal year ended December 31, 2025, none of our executive officers has served: (i) on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our board of directors; (ii) as a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the registrant; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the company.

Compensation Committee Report

Our board of directors has reviewed and discussed the Compensation Discussion and Analysis in this report with management. Based on its review and discussion with management, the board of directors recommended that the Compensation Discussion and Analysis be included in this Annual Report on Form 10-K for the year ended December 31, 2025. The material in this report is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before, or after the date of this Annual Report on Form 10-K and irrespective of any general incorporation language in such filing.

Submitted by the board of directors:

Chan Sze Yu

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DESCRIPTION OF STOCKHOLDER ACTIONS

CORPORATE ACTION NO. 1

APPROVAL TO EFFECT A REVERSE STOCK SPLIT OF

ALL ISSUED AND OUTSTANDING SHARES OF COMMON STOCK

AT A RATIO OF ONE-FOR-ONE HUNDRED

On August 11, 2026, our Board and the Voting Stockholders, respectively, adopted and approved a resolution to effect a one-for-one hundred (1:100) reverse stock split of all issued and outstanding shares of common stock of the Company.  Upon the effectiveness of the Reverse Stock Split, each holder of common stock will receive one share of common stock for every one hundred shares of common stock held immediately prior to effecting the Reverse Stock Split.  Each share of common stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. The Reverse Stock Split will not change the number of authorized shares of common stock, the par value of the Company’s common stock or the rights and preferences of such common stock.  Except for any changes arising from the treatment of fractional shares, each stockholder of the Company will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

The Reverse Stock Split is implemented in connection with the Company’s plans to attract additional financing and potential business opportunities.   We are at all times investigating additional sources of financing, business candidates and other opportunities which our Board believes will be in our best interests and in the best interests of our stockholders.  Except as set forth above, there are currently no definitive plans, proposals or arrangements to issue shares of the Company or which may result in a change in control of the Company.

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Reverse Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company. No further action on the part of stockholders is required to authorize or effect the Reverse Stock Split.

The Purpose Of The Reverse Stock Split

Our Board authorized and approved the proposed amendment to our Articles of Incorporation to reduce the number of issued and outstanding shares of Common Stock so that the Company will have additional unissued shares to be utilized for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Accordingly, the Reverse Stock Split will result in a significant increase in the number of authorized and unissued shares of Common Stock. However, upon the approval and effectiveness of the decrease in authorized share capital (Corporate Action 2), the Board of Directors will also effect, immediately following the Reverse Stock Split, a decrease in the authorized number of shares of Common Stock, which will still result in additional shares of unissued authorized Common Stock being available for issuance but a lesser amount than if the Reverse Stock Split were effected without the decrease in authorized share capital.

Potential uses of the additional available shares may include, but are not limited to, public or private offerings, conversions of convertible securities, issuance of securities pursuant to incentive plans, acquisition transactions and other general corporate purposes. Increasing the number of shares of our common stock available for issuance will give us greater flexibility and will allow us to issue such shares, in most cases, without the expense or delay of seeking stockholder approval. We are at all times investigating additional sources of financing, business candidates and other opportunities which our Board believes will be in our best interests and in the best interests of our stockholders. We may also conduct one or more private placements of our securities to secure additional working capital for the Company. Except as set forth above and in our other disclosures filed with the Securities and Exchange Commission, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose or which may result in a change in control of the Company.

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Potential Effects of the Reverse Stock Split

Potential Effect on Stock Price

Upon the implementation of the Reverse Stock Split, the number of shares of the outstanding common stock will be reduced while the number of shares of authorized common stock will remain unchanged.   We believe that the decrease in the number of shares of outstanding common stock as a consequence of the proposed Reverse Stock Split may increase the per share price of the common stock, which may encourage greater interest in the common stock and possibly promote greater liquidity for the Company’s stockholders.  However, the increase in the per share price of the common stock as a consequence of the proposed Reverse Stock Split, if any, may be proportionately less than the decrease in the number of shares outstanding, and any increased liquidity due to any increased per share price could be partially or entirely off-set by the reduced number of shares outstanding after the proposed Reverse Stock Split.  The effect the Reverse Stock Split upon the market price of the common stock, however, cannot be predicted, and the history of reverse stock splits for companies in similar circumstances includes cases where stock performance has and has not improved.  There can be no assurance that the trading price of the common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding as a result of the Reverse Stock Split or remain at an increased level for any period.  The trading price of the common stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

Potential Dilution

The Reverse Stock Split will not change the number of authorized shares of our common stock as designated by our Articles of Incorporation or have any immediate effect on the rights of existing stockholders. However, the number of shares remaining available for issuance under our authorized pool of common stock will increase.   Our Board will have the authority to issue shares of our Common Stock and Preferred Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional shares of Common Stock are issued in the future, such issuance will decrease the existing stockholders’ percentage equity ownership (and the concomitant voting rights), dilute the earnings per share and book value per share of outstanding shares of Common Stock and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

Potential Anti-takeover Effects

Although the Reverse Stock Split is prompted by business and financial considerations, stockholders nevertheless should be aware that such Corporate Actions could facilitate future efforts by our management to deter or prevent a change in control of the Company. By way of example, our management could issue additional shares to dilute the stock ownership and the voting power of persons seeking to obtain control of the Company or shares could be issued to purchasers who would support the Board in opposing a takeover proposal, including proposals in which the stockholders might otherwise receive a premium for their shares over the then current market price. In addition, the increase in available shares may have the effect of delaying or discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful, including challenges that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. The Board and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

Except as set forth above and in our other disclosures filed with the Securities and Exchange Commission, the Board has no current plans to use any of the additional shares of Common Stock that will become available when the increase in authorized capital occurs to deter or prevent a change of control of the Company.

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Reduction in Stated Capital

The Reverse Stock Split will not affect the par value of our common stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Company’s common stock will be increased because there will be a lesser number shares of the Company’s common stock outstanding.  Our stockholders’ equity, in the aggregate, will remain unchanged.

The following table summarizes the approximate effect of the Reverse Stock Split on our authorized and outstanding shares of common stock and preferred stock.

	Prior to Reverse Stock Split	After Reverse Stock Split*
Common Stock, par value $0.0001
Authorized Shares	270,000,000,000	1,000,000,000*
Outstanding Shares	390,024,555	3,900,246**
Preferred Stock, par value $0.0001
Series A Preferred Stock Authorized/ Outstanding	10,000,000/10,000,000	10,000,000/10,000,000
Series B Preferred Stock Authorized/Outstanding	1,000,000/366,345	1,000,000/366,345
Series C Convertible Preferred Stock Authorized/Outstanding	1/1	1/1

*Please see Corporate Action 2 in which the Voting Stockholders approved the decrease in the number of authorized shares of common stock.

**Approximate

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion describes the anticipated material United States Federal income tax consequences to “U.S. holders” (as defined below) of Company capital stock relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Stock Split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our capital stock that is for United States Federal income tax purposes:

(i)	an individual citizen or resident of the United States;
(ii)	a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;
(iii)	an estate with income subject to United States Federal income tax regardless of its source; or
(iv)	a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

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This discussion assumes that a U.S. holder holds our capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under United States Federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities disregarded from their owners for tax purposes, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or stockholders holding their shares of capital stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction, or persons who hold their capital stock through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to us, or to our stockholders that own 5% or more of our capital stock, are our affiliates, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Reverse Stock Split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Stock Split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is a stockholder, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the Reverse Stock Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-Reverse Stock Split shares is equal to the fair market value of the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split:

•	A U.S. holder will not recognize any gain or loss as a result of the Reverse Stock Split.
•	A U.S. holder’s aggregate tax basis in his, her, or its post-Reverse Stock Split shares will generally be equal to the aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor.
•	A U.S. holder’s holding period for the post-Reverse Stock Split shares will include the period during which such stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.
•	For purposes of the above discussion of the basis and holding periods for shares of the Company’s capital stock, and except as provided therein, holders who acquired different blocks of the Company’s capital stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split.

Vote Required

Section 78.045 of the NRS provides that proposed amendment to the Articles of Incorporation must first be adopted by the Board and then approved by the Voting Stockholders. On August 11, 2026, our Board and the Voting Stockholders, respectively, authorized, adopted and approved by written consent in lieu of a special meeting the Reverse Stock Split. August 11, 2026, or the Record Date, was the date for determining the stockholders entitled to receive notice of and to vote on the Reverse Stock Split.

The Reverse Stock Split will not be effective until the later to occur of the date of effectiveness specified in the Certificate of Amendment to the Articles of Incorporation filed with the Nevada Secretary of State (which we expect to be _____, 2026, or thereafter) or the date on which our Corporate Actions are approved by the Financial Industry Regulatory Authority (FINRA) (the “Effective Date”). No further action on the part of stockholders is required to authorize or effect the amendments to the Articles of Incorporation.

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CORPORATE ACTION NO. 2

DECREASE IN AUTHORIZED CAPITAL

On August 11, 2026, the Board and the Voting Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Articles of Incorporation to decrease its authorized share capital from 300,000,000,000 shares, consisting of 270,000,000,000 shares of common stock, par value $0.0001, and 30,000,000 shares of preferred stock, par value $0.0001, to 1,000,000,000 shares, consisting of 970,000,000 shares of common stock, par value $0.0001 per share, and 30,000,000 shares of preferred stock, par value $0.0001 per share. The proposed amendment to our Articles of Incorporation is included in the Certificate of Amendment, which is attached hereto as Annex A. The general purpose and effect of this amendment to our Articles of Incorporation is to decrease our authorized share capital, which we believe will enhance our ability to finance the development and operation of our business.

Reasons For The Decrease In Authorized Capital

Our Board authorized and approved the proposed amendment to our Articles of Incorporation to decrease our authorized share capital to ensure that the Company does not have, following implementation of the Reverse Stock Split, what some stockholders might view as an unreasonably high number of authorized but unissued shares of common stock and to better align our capital structure. Decreasing the authorized number of shares of our common stock will also decrease the amount of annual franchise tax assessed by the State of Nevada (unless before and after such reduction, we are subject to the maximum tax amount). By implementing the decrease in authorized shares together with the Reverse Stock Split, we believe that we will retain a sufficient number of authorized shares of both common stock and preferred stock that will afford us flexibility to issue securities for future corporate actions.

Effect of the Decrease in Authorized Capital

On the Effective Date, the total amount of authorized Common Stock will be decreased from 300,000,000,000 shares, consisting of 270,000,000,000 shares of common stock, par value $0.0001, and 30,000,000 shares of preferred stock, par value $0.0001, to 1,000,000,000 shares, consisting of 970,000,000 shares of common stock, par value $0.0001 per share, and 30,000,000 shares of preferred stock, par value $0.0001 per share. The decrease in authorized capital will have no impact on the number of shares you own or the rights and powers associated with the common stock.

The amendment to decrease our authorized capital will not be effective until the Effective Date. No further action on the part of stockholders is required to authorize or effect the amendments to the Articles of Incorporation.

Anti-Takeover Implications

Anti-Takeover Provisions of Nevada State Law

Certain anti-takeover provisions of Nevada law could have the effect of delaying or preventing a third-party from acquiring us, even if the acquisition arguably could benefit our stockholders.

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Nevada’s “combinations with interested stockholders” statutes, NRS 78.411 through 78.444, inclusive, prohibit specified types of business “combinations” between certain Nevada corporations and any person deemed to be an “interested stockholder” for two years after such person first becomes an “interested stockholder” unless the corporation’s board of directors approves the combination, or the transaction by which such person becomes an “interested stockholder”, in advance, or unless the combination is approved by the board of directors and sixty percent of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Further, in the absence of prior approval certain restrictions may apply even after such two-year period. However, these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. For purposes of these statutes, an “interested stockholder” is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the two previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term “combination” is sufficiently broad to cover most significant transactions between a corporation and an “interested stockholder.” These statutes generally apply to Nevada corporations with 200 or more stockholders of record. However, a Nevada corporation may elect in its articles of incorporation not to be governed by these particular laws, but if such election is not made in the corporation’s original articles of incorporation, the amendment (1) must be approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power of the corporation not beneficially owned by interested stockholders or their affiliates and associates, and (2) is not effective until 18 months after the vote approving the amendment and does not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. Our Articles of Incorporation provide that we will not be governed by the provisions of NRS 78.411 through 78.444, inclusive.

Nevada’s “acquisition of controlling interest” statutes, NRS 78.378 through 78.379, inclusive, contain provisions governing the acquisition of a controlling interest in certain Nevada corporations. These “control share” laws provide generally that any person that acquires a “controlling interest” in certain Nevada corporations may be denied voting rights, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights. Absent such provision in our bylaws, these laws would apply to us as of a particular date if we were to have 200 or more stockholders of record (at least 100 of whom have addresses in Nevada appearing on our stock ledger at all times during the 90 days immediately preceding that date) and do business in the State of Nevada directly or through an affiliated corporation, unless our articles of incorporation or bylaws in effect on the tenth day after the acquisition of a controlling interest provide otherwise. These laws provide that a person acquires a “controlling interest” whenever a person acquires shares of a subject corporation that, but for the application of these provisions of the NRS, would enable that person to exercise (1) one fifth or more, but less than one third, (2) one third or more, but less than a majority or (3) a majority or more, of all of the voting power of the corporation in the election of directors. Once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. Our Articles of Incorporation provide that we will not be governed by the provisions of NRS 78.378 through 78.379, inclusive.

Nevada law also provides that directors may resist a change or potential change in control if the directors determine that the change is opposed to, or not in the best interests of, the corporation. The existence of the foregoing provisions and other potential anti-takeover measures could limit the price that investors might be willing to pay in the future for shares of our common stock. They could also deter potential acquirers of our Company, thereby reducing the likelihood that you could receive a premium for your common stock in an acquisition.

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Certain Article and Bylaws Provisions

Our Articles of Incorporation and Bylaws provide that:

•

Our board of directors are specifically empowered, without stockholder approval, to issue up to 30,000,000,000 shares of preferred stock with voting, liquidation, conversion, or other rights that could be superior to and adversely affect the rights of the holders of the common stock. Among other rights, our board of directors may determine, without further vote or action by our stockholders:

• the number of shares and the designation of any series of preferred securities;

• whether to pay dividends on such series and, if so, the dividend rate, whether dividends will be cumulative and, if so, from which date or dates, and the relative rights of priority of payment of dividends on shares of the series;

• whether such series will have voting rights in addition to the voting rights provided by law and, if so, the terms of the voting rights;

• whether such series will be convertible into or exchangeable for shares of any other class or series of stock and, if so, the terms and conditions of conversion or exchange;

• whether or not the shares of such series will be redeemable and, if so, the dates, terms and conditions of redemption and whether there will be a sinking fund for the redemption of that series and, if so, the terms and amount of the sinking fund; and

• the rights of the shares of such series in the event of our voluntary or involuntary liquidation, dissolution or winding up and the relative rights or priority, if any, of payment of shares of such series.

•	A majority of the outstanding shares of the Corporation entitled to vote, represented in person or any proxy, shall constitute a quorum at a meeting of stockholders;

•	Our stockholders may not call special meetings of our stockholders unless they not less than ten percent of the outstanding shares entitled to vote at a meeting of stockholders.

•	Subject to certain limitations, our directors have the power to adopt, amend or repeal our bylaws without stockholders approval;

•	Our stockholders may not cumulate votes in the election of directors; and

•	We will indemnify directors and officers against losses that they may incur in investigations and legal proceedings resulting from their services to us, which may include services in connection with takeover defense measures and advance such expenses on their behalf prior to final adjudication of whether such directors and officers were entitled to indemnification.

These provisions of our Articles of Incorporation or Bylaws may have the effect of delaying, deferring or discouraging another person or entity from acquiring control of us.

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STOCKHOLDER ACTION NO. 3

NAME CHANGE

On August 11, 2026, the Board and the Voting Stockholders approved by written consent in lieu of a special meeting an amendment to the Company’s Articles of Incorporation to change the name of the Company to United KSK Corporation (the “Name Change Amendment”).

Our Board and the Voting Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately to better reflect the Company’s business. After the Effective Date, the Board intends to enter into discussions to acquire one or more additional operating companies. We may also conduct private placements of our securities to secure additional working capital for the Company. Except as set forth above and in our other disclosures filed with the Securities and Exchange Commission, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose or which may result in a change in control of the Company.

Vote Required

Section 78.045 of the NRS provides that proposed amendments to the Articles of Incorporation must first be adopted by the Board and then approved by the Voting Stockholders. On August 11, 2026, our Board and the Voting Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the Name Change Amendment. The Record Date, was the date for determining the stockholders entitled to receive notice of and to vote on the proposed increase to our authorized capital.

The amendment to change our name will not be effective until the Effective Date. No further action on the part of stockholders is required to authorize or effect the amendments to the Articles of Incorporation.

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CORPORATE ACTION NO. 4

ADOPTION OF THE 2026 PLAN

Background of and Reasons for Adopting the 2026 Plan

On August 11, 2026, the board of directors of the Company approved the United KSK Corporation 2026 Stock Incentive Plan (the “2026 Plan”). The 2026 Plan provides for the grant of awards to eligible employees, directors, consultants, independent contractors, and advisors in the form of options, restricted stock, restricted stock units, stock appreciation rights, performance awards, other stock-based awards or dividend equivalents (each, an award). This summary is not a complete description of all provisions of the 2026 Plan and is qualified in its entirety by reference to the 2026 Plan, which is filed as Annex B to this Information Statement.

The 2026 Plan was approved by the Voting Stockholders on August 11, 2026, in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and (ii) eligibility to receive a federal income tax deduction for compensation paid under the 2026 Plan by complying with Rule 162(m) of the Code. The Company reserved a total of 590,000 shares of our authorized common stock for issuance under the 2026 Plan.

The 2026 Plan was established to maintain and enhance the key policies and practices adopted by our management and board of directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the 2026 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future employees.

Summary of the 2026 Plan

The principal terms of the 2026 Plan are summarized below. This summary is not a complete description of the 2026 Plan, and it is qualified in its entirety by reference to the complete text of the 2026 Plan document which is attached as Annex B hereto.

Shares Available for Issuance

We reserved 590,000 shares to be issued under the 2026 Plan (plus certain other Shares related to awards which are forfeited, repurchased or used to satisfy the exercise price or tax withholding on an award). The number of Shares reserved for grant and issuance under the 2026 Plan increases automatically on January 1 of each of the calendar years following December 31, 2027, by a number of Shares equal to the lesser of (i) 2.5% of the number of shares of Common Stock issued and outstanding on each December 31 immediately prior to the date of increase or (ii) such number of Shares determined by the Board; provided, however, that such limitation may be increased subject to approval by the Company’s stockholders (the “Evergreen Feature”).

The 2026 Plan authorizes the award of RSUs, stock options, RSAs, RSU’s, SARs, performance awards and other stock based awards and dividend equivalents (each as more fully described below). No person will be eligible to receive more than 590,000 Shares in any 12 month period under the 2026 Plan. The maximum fair market value, as determined on the date of grant, of Awards granted for services as a Director during any twelve (12)-month period shall not exceed $1,000,000. Any awards in Shares or cash that are made outside of the 2026 Plan and permitted by applicable listing requirements are not subject to these limitations.

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Administration

The 2026 Plan is administered by our Compensation Committee of the Board or such other committee, if any, that may be designated by the Board to administer the Plan (the “Administrator”). The Administrator has the authority to construe and interpret the 2026 Plan, select participants and grant awards, and make all other determinations necessary or advisable for the administration of the 2026 Plan. The Committee may delegate to the Board or to one or more other committees of the Board comprised of one or more independent Directors the authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act. Further, the Committee may delegate to the Governance Committee of the Board the authority to make non-discretionary (routine) Awards to Directors, including to determine which Director shall receive an Award, the time or times when such an Award shall be made, the terms and conditions of such an Award, the type of Award that shall be made to a Director, the number of shares subject to such an Award, and the value of such an Award; provided, however, that the Committee may not delegate its authority to grant discretionary (non-routine) Awards to Directors. The Committee may delegate to the Chief Executive Officer or one or more other senior officers of the Company its administrative functions under this Plan with respect to the Awards. Any delegation described in this paragraph shall contain such limitations and restrictions as the Committee may provide and shall comply in all respects with the requirements of applicable law, including the Nevada Revised Statutes. The Committee may engage or authorize the engagement of a third party administrator or administrators to carry out administrative functions under the Plan.

Eligibility

The 2026 Plan provides for the grant of awards to our employees, directors, consultants, independent contractors, and advisors, provided the consultants, independent contractors, directors, and advisors render services not in connection with the offer and sale of securities in a capital-raising transaction. The basis for participation in the 2026 Plan is the Administrator’s decision, in its sole discretion, that an award to an eligible participant will further the 2026 Plan’s purposes of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to our success and the success of our affiliates, by offering them an opportunity to participate in our future performance through the grant of awards. In exercising its discretion, the Administrator will consider the recommendations of management and the purposes of the 2026 Plan.

Forms of Awards

The following is a description of the types of awards permitted to be issued under the 2026 Plan. As of the date of this report, no awards had been issued under the 2026 Plan.

Stock Options. The 2026 Plan provides for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees. All awards other than incentive stock options, including awards of non-qualified stock options, may be granted to our employees, directors, consultants, independent contractors, and advisors, provided the consultants, independent contractors, and advisors render services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of each stock option must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to 10% stockholders must be at least equal to 110% of that value. The maximum term of options granted under the 2026 Plan is seven years or, in the case of an incentive stock option granted to 10% stockholders, five years.

Restricted Stock Award. An RSA is an offer by us to sell Shares subject to restrictions. The price, if any, of an RSA will be determined by the Administrator. These awards are subject to forfeiture or repurchase prior to vesting as a result of termination of employment or failure to achieve certain vesting conditions.

Restricted Stock Units. An RSU is an award that covers a number of Shares that may be settled upon vesting in cash, by the issuance of the underlying Shares or a combination of both. These awards are subject to forfeiture prior to vesting as a result of termination of employment or failure to achieve certain vesting conditions.

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Stock Appreciation Rights. SARs provide for a payment, or payments, in cash or Shares, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price up to a maximum amount of cash or number of Shares. These awards are subject to forfeiture prior to vesting as a result of termination of employment or failure to achieve certain vesting conditions.

Performance Awards. A performance award is an award that covers an amount of cash or a number of Shares that may be settled upon achievement of the pre-established performance conditions in cash or by issuance of the underlying shares. These awards are subject to forfeiture prior to vesting as a result of termination of employment or failure to achieve the performance conditions.

Other Awards and Dividend Equivalents. The Committee is authorized to grant other stock-based awards to any employee, consultant or director. The number or value of shares of Common Stock of any other stock-based award shall be determined by the Committee and may be based upon one or more performance targets based on one or more performance measures or any other specific criteria, including service to the Company or any affiliate, as determined by the Committee.

Dividend equivalents may be granted by the Committee based on dividends declared on shares of Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such restrictions and limitations as may be determined by the Committee.

Additional Provisions

Awards granted under the 2026 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution, pursuant to a qualified domestic relations order, or if vested, with the consent of the Committee. Notwithstanding the foregoing, Restricted Stock, once vested and free of any restrictions, may be transferred at will.

Stock options granted under the 2026 Plan generally may be exercised for a period of three months after the termination of the optionee’s service to us, except in the case of death or permanent disability, in which case the options may be exercised for up to twenty four months following termination of the optionee’s service to us. Unless otherwise set forth in a participant’s award agreement, vesting of RSUs, RSAs, SARs, performance awards and stock bonus awards ceases on such participant’s termination of service.

Change of Control or Other Corporate Transactions

If we experience a change in control transaction, outstanding awards, including any vesting provisions, may be assumed or substituted by the successor company. Outstanding awards that are not assumed or substituted may, at the discretion of the Committee, be accelerated, replaced with other rights or property of similar value, be terminated and replaced by cash or the terms and conditions of such outstanding awards (including adjustments to the exercise price) may be otherwise equitably adjusted.

In the event there is a specified type of change in our capital structure without our receipt of consideration, such as a stock split, appropriate adjustments will be made to the number of Shares reserved under the 2026 Plan, the maximum number of Shares that can be granted in a calendar year, and the number of Shares and exercise price, if applicable, of all outstanding awards under the 2026 Plan.

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Repricing

The Board and the Administrator may not take action to impair the rights of a participant with respect to any outstanding award without the consent of the participant. Further, the Board nor the Committee may not, without approval of the stockholders of the Company, or except as provided under Paragraph XIII of the 2026 Plan, (a) increase the maximum aggregate number of shares that may be issued under the Plan, (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (c) cancel any outstanding Option or Stock Appreciation Right in exchange for cash or another Award when the per share price of the Option or Stock Appreciation Right exceeds the fair market value of the underlying shares of Common Stock.

Amendment and Termination

The 2026 Plan will terminate in August 2036 (ten years following the date the Board approved the 2026 Plan), unless it is terminated earlier by the Board. The Board may amend or terminate the 2026 Plan at any time, which may be without shareholder approval, unless required by applicable law or listing standards.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the 2026 Plan based on federal income tax laws in effect on the date of this Information Statement. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant. The summary does not discuss the tax laws of any state, municipality, or foreign jurisdiction, or gift, estate, excise, payroll, or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because circumstances may vary, we advise all participants to consult their own tax advisors under all circumstances.

Incentive Stock Options (ISOs). An optionee generally realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the employee. With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. The same amount is deductible by the Company as compensation, provided that the Company reports the income to the optionee. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. However, if the optionee exercises an ISO and satisfies the holding period requirements, the Company may not deduct any amount in connection with the ISO. If a sale or disposition of shares acquired with the ISO occurs after the holding period, the employee will recognize long-term capital gain or loss at the time of sale equal to the difference between proceeds realized and the exercise price paid. In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NQSO. ISOs are also treated as NQSOs to the extent that they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Non-Qualified Stock Options (NQSOs). An optionee generally has no taxable income at the time of grant of an NQSO but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price. The same amount is deductible by the Company as compensation, provided that, in the case of an employee option, the Company reports the income to the employee. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.

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SARs. Generally, the recipient of a SAR will not recognize taxable income at the time the SAR is granted. If a participant receives the appreciation inherent in the SAR in cash, the cash will be taxed as ordinary income to the participant at the time it is received. If a participant receives the appreciation inherent in the SAR in shares, the spread between the then-current market value and the base price will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

Restricted Stock Awards. The recipient of a RSA will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award (less the purchase price, if any, paid for such shares), determined without regard to the restrictions. If a Section 83(b) election is made, the capital gain/loss holding period for such shares commences on the date of the award. Any further change in the value of the shares will be taxed as a capital gain or loss only if and when the shares are disposed of by the recipient. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse, and the capital gain/ loss holding period for such shares will also commence on such date.

Restricted Stock Units. No income generally will be recognized upon the award of RSUs. The recipient of an RSU generally will be subject to tax at ordinary income rates on the market price of unrestricted shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid, if any, by the participant for such RSUs), and the capital gain/loss holding period for such shares will also commence on such date.

Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2026 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company

The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Non-Qualified Stock Option (including an Incentive Stock Option that is treated as a Non-Qualified Stock Option), a stock appreciation right, restricted stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

Performance-Based Compensation

Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2026 Plan has been designed to allow the Compensation Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance grants that qualify under an exception to the deduction limit of Section 162(m) for performance-based compensation.

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New Plan Benefits

Awards under the 2026 Plan are within the discretion of the Administrator. As a result, the benefits that will be awarded under the 2026 Plan, including to our non-employee directors, are not determinable at this time.

Existing Plan Benefits to Named Executive Officers and Others

2026 Plan

We have not made any grants under the 2026 Plan.

2023 Plan

On September 19, 2023, the board of directors of the Company approved the Marvion Inc. 2023 Stock Incentive Plan (the “2023 Plan”) with 17,000,000,000 shares reserved for issuance under the 2023 Plan. The 2023 Plan provides for the grant of awards to eligible employees, directors, consultants, independent contractors, and advisors in the form of options, restricted stock, restricted stock units, stock appreciation rights, performance awards, other stock-based awards or dividend equivalents (each, an award). Effective April 23, 2024, the Company effectuated a reverse stock split whereby each three thousand (3,000) shares of Common Stock issued and outstanding prior to the effective time were combined and converted into one (1) shares of Common Stock. As a result, the number of shares reserved for issuance under the 2023 Plan was equitably reduced to 5,666,667. On December 28, 2024, the Board amended the 2023 Plan to increase the number of shares available for issuance under the Plan to an aggregate of 37,075,060 shares.

The following table summarizes the grants made to our named executive officers (as identified under “Executive Compensation”, below), all current executive officers as a group, all current non-executive directors as a group and all current non-executive employees as a group, from the inception of the 2023 Plan through December 31, 2025. The closing price per share of our common stock on December 31, 2025 was $0.0234.

Name and Position(1)	RSA Granted Since Adoption of the Plan
Chan Sze Yu, Chief Executive Officer, Chief Financial Officer, Secretary and Director
Man Chung CHAN, Former Chief Executive Officer, Chief Financial Officer, Secretary and Director (2)	–
Tee Soo TAN, Former Director (2)	–
All current executive officers and directors (1 person)	–
All employees, including all officers who are not executive officers, as a group (47 persons)	–
All non-employees, including all directors, as a group (0 persons)	37,075,060
TOTAL (3)	37,075,060

_______________

(1)	No person has received 5% or more of the total awards granted under the 2023 Plan since its inception.
(2)	Man Chung CHAN resigned from his offices with the Company on August 12, 2024. Tee Soo TAN reigned from his positions with the Company on September 27, 2024.
(3)	Represents total shares of common stock granted since the adoption of the 2023 Plan to all employees and non-employees (current and former) who received awards under the 2023 Plan. As of December 31, 2025, there were 37,075,060 total RSAs outstanding under the 2023 Plan.

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The following table provides information about the Company’s equity compensation plans as of December 31, 2025.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a))
PLAN CATEGORY	(a)	(b)	(c)
Equity compensation plans approved by security holders	–	–	–
Equity compensation plans not approved by security holders (1)	–	–	0
Total	–	–	0	(2)

(1)	Pursuant to SEC rules and the reporting requirements for this table, we have not included in (a) above 37,075,060 shares of restricted stock issued pursuant to the plan.
(2)	Represents securities remaining available for issuance under our 2023 Plan as of December 31, 2025, that may be granted in the form of unrestricted common stock, restricted common stock, options to purchase shares of common stock, stock appreciation rights, restricted stock units, dividend equivalents, performance awards or other stock-based awards. As of the date of this report, the Company issued an aggregate total of 37,075,060 shares issued under the 2023 Plan.

Registration with the Securities and Exchange Commission

17,000,000,000 shares of common stock reserved for issuance under the 2023 Plan were registered on Form S-8 with the Securities and Exchange Commission (the “SEC”) on September 21, 2023. Effective April 23, 2024, the Company effectuated a reverse stock split whereby each three thousand (3,000) shares of Common Stock issued and outstanding prior to the effective time were combined and converted into one (1) shares of Common Stock. As a result, the number of shares reserved for issuance under the 2023 Plan was equitably reduced to 5,666,667. On December 28, 2024, the Board approved an amendment to the 2023 Plan to increase the number of shares available for issuance under the Plan to an aggregate of 37,075,060 shares. A registration statement on Form S-8 covering these additional shares was filed with the SEC on February 11, 2025.

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CORPORATE ACTION NO. 5

ELECTION OF DIRECTOR

Our Board of Directors approved the person named below as nominee for election to our Board of Directors. Chan Sze Yu presently serves as a director. The Voting Stockholders approved the election as directors for the ensuing year of the person named below on August 11, 2026.

CHAN Sze Yu, age 41, was appointed to serve as our Chief Executive Officer, Chief Financial Officer, Secretary and Director on August 12, 2024. He is also the Chief Executive Officer of a group of local furniture and logistics companies, including Furniture Station, MA.NI Home Services Ltd, Power King (Hong Kong) Logistics Company Limited, Wing Fat Furniture Factory and CIMA SOFA. Mr. Chan is also the founder of KSK Logistics Limited and CEO of the company since 2023. From 2000 to 2016, Mr. Chan has been a logistics contractor for many furniture companies such as DSC Direct Sale Centre, Good Idea Furniture and Design, and Farbe Sofa Design. Mr. Chan has extensive experience and business networks in the field of logistics and home furnishing industry, which will bring to our Board and management deep experiences in developing and expanding our logistics and value-add services to the market. Mr. Chan graduated from Gertrude Simon Lutheran College in Hong Kong in 2000.

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CORPORATE ACTION NO. 6

ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires us to periodically seek a non-binding advisory vote from our stockholders to approve the compensation as disclosed in the Compensation Discussion & Analysis (CD&A), tabular disclosures and narrative sections accompanying the tabular disclosures in this proxy statement. Since the required vote is advisory, the result of the vote is not binding upon the Board. Accordingly, the Voting Stockholders approved the following advisory resolution August 11, 2026:

“RESOLVED FURTHER, that the stockholders of Marvion Inc. approve, on an advisory basis, the compensation awarded by the company to the named executive officers, as disclosed in the Compensation Discussion and Analysis, tabular disclosures, and other narrative executive compensation disclosures in the information statement for the 2026 Stockholders Action as required by the rules of the Securities and Exchange Commission;”

The Board of Directors has created a compensation program designed to attract, motivate and retain the qualified executives that help ensure the Company’s future success, to provide incentives for increasing profits by awarding executives when individual and corporate goals are achieved and to align the interests of executives and long-term stockholders.

The CD&A beginning on page 11 of this proxy statement describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the accompanying Summary Compensation Table and other related compensation tables and narrative which provide detailed information on the compensation of our named executive officers. The Board of Directors believes that the policies and procedures articulated in the CD&A are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement reflects and supports these compensation policies and procedures.

Effect of Proposal

The proposal described above, commonly known as a “Say-on-Pay” proposal, gives shareholders the opportunity to express their views regarding the compensation of the named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon the Company or the Board. However, the Company and the Board will carefully consider the outcome of the advisory vote on executive compensation when considering future executive compensation arrangements. This non-binding resolution on executive compensation was approved by the Voting Stockholders.

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CORPORATE ACTION NO. 7

ADVISORY, NON-BINDING VOTE ON FREQUENCY OF APPROVAL OF EXECUTIVE COMPENSATION (SAY-ON-FREQUENCY)

The Dodd-Frank Act requires us to provide our stockholders with the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently we should consult an advisory Say-on-Pay vote.  Stockholders may indicate whether they would prefer that we conduct future Say-on-Pay votes every year, every two years or every three years. Stockholders also may abstain from casting a vote on this proposal.

Our Board of Directors has determined that a Say-on-Pay vote that occurs once every three years is the most appropriate alternative for us. The Board believes that a Say-on-Pay vote occurring every three years will provide our stockholders with sufficient time to evaluate the effectiveness of the Company’s overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding an over-emphasis on short-term variations in compensation and business results. A Say-on-Pay vote occurring every three years will also permit stockholders to observe and evaluate the effect of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation.

This vote is advisory, which means that is not binding on the Company or the Board of Directors. The Company recognizes that the stockholders may have different views as to the best approach and looks forward to hearing from the stockholders as to their preferences on the frequency of the Say-on-Pay vote.  The Board of Directors will carefully review the outcome of the frequency vote; however, when considering the frequency of future Say-on-Pay votes, the Board of Directors may decide that it is in the Company’s and the stockholders’ long-term best interest to hold a Say-on-Pay vote more or less frequently than the frequency receiving the most votes cast by our stockholders.

This Voting Stockholders approved to hold an advisory vote on executive compensation (Say-On-Pay) EVERY 3 YEARS.

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ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and any reports prior to or subsequent to that date.

Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports after we electronically file those materials with, or furnish those materials to, the SEC are available to the public from the SEC’s website, http://www.sec.gov.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Secretary. The Secretary will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Delivery of Documents To Security Holders Sharing An Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Unit B, 15/F, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of
Directors

/s/ CHAN Sze Yu
Name: CHAN Sze Yu
Title: Chief Executive Officer, Chief Financial Officer, Secretary and Director

Annex A: Form of Certificate of Amendment to Articles of Incorporation of the Company*

Annex B: United KSK Corporation 2026 Stock Incentive Plan*

*Filed herewith.

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ANNEX A

STATE OF NEVADA

CERTIFICATE OF AMENDMENT

TO THE RESTATED ARTICLES OF INCORPORATION

Marvion Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Nevada Revised Statutes of the State of Nevada, does hereby certify:

FIRST: That the Restated Articles of Incorporation of the Corporation is hereby amended by amending and restating Article I to read as follows:

The name of the Corporation shall be United KSK Corporation.

SECOND: That the Restated Articles of Incorporation of the Corporation is hereby amended by amending and restating the first paragraph only of Article IV to read as follows:

The aggregate number of shares which the Corporation shall have authority to issue is one billion (1,000,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all such shares having a par value of $.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is nine hundred seventy million (970,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is thirty million (30,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Paragraph B of this Article IV.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Nevada Revised Statutes of this Certificate of Amendment to the Restated Articles of Incorporation of the Corporation, each one hundred (100) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split but shall be rounded up to the nearest whole number. Each record that immediately prior to the Effective Time represented shares of Common Stock (“Old Records”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Records shall have been combined, subject to the elimination of fractional share interests as described above. The Reverse Stock Split shall have no effect on the authorized amount or par value of the Common Stock.

THIRD: The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 86.42%.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this __ th day of _________, 2026.

By:
CHAN Sze Yu Chief Executive Officer, Chief Financial Officer and Secretary

A-1

ANNEX B

UNITED KSK CORPORATION

2026 STOCK INCENTIVE PLAN

I. PURPOSE

The purpose of this UNITED KSK CORPORATION 2026 STOCK INCENTIVE PLAN is to provide a means through which United KSK Corporation, a Nevada corporation, and its Affiliates may attract highly-qualified persons to serve as Employees, Directors and Consultants of the Company and its Affiliates and to provide a means whereby those individuals, whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for the grant of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards and Dividend Equivalents, or any combination of the foregoing, as is best suited to the circumstances of the particular Employee, Consultant or Director as determined by the Committee in its sole discretion.

II. DEFINITIONS

The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

(a) “Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

(b) “Award” means, individually or collectively, any Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards or Dividend Equivalents granted under the terms of the Plan.

(c) “Award Notice” means a written notice setting forth the terms of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause,” with respect to a Participant, means “Cause” as defined in any applicable employment or other service agreement between the Participant and the Company or an Affiliate or, if such an agreement does not exist or does not contain a definition of “Cause,” “Cause” means (i) the commission by the Participant of an act of fraud, embezzlement or willful breach of a fiduciary duty to the Company or an Affiliate (including the unauthorized disclosure of confidential or proprietary material information of the Company or an Affiliate), (ii) a conviction of the Participant (or a plea of nolo contendere in lieu thereof) for a felony or a crime involving fraud, dishonesty or moral turpitude, (iii) willful failure of the Participant to follow the written directions of the chief executive officer of the Company or the Board, in the case of executive officers of the Company; (iv) willful misconduct as an Employee, Director or Consultant, as applicable, of the Company or an Affiliate; (v) willful failure of the Participant to render services to the Company or an Affiliate in accordance with his employment or other service arrangement, which failure amounts to a material neglect of his or her duties to the Company or an Affiliate or (vi) substantial dependence, as determined by the Committee, in its sole discretion, on any drug, immediate precursor or other substance listed on Schedule IV of the Federal Comprehensive Drug Abuse Prevention and Control Act of 1970, as amended. With respect to any Participant residing outside of the United States, the Committee may revise the definition of “Cause” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.

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(f) “Code” means the U.S. Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(g) “Committee” means the Committee defined in Paragraph IV(a) of the Plan.

(h) “Common Stock” means the common stock, par value $0.0001 per share, of the Company, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Paragraph XIII.

(i) “Company” means United KSK Corporation, a Nevada corporation, or any successors thereto.

(j) “Consultant” means any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement. If an entity ceases to be an Affiliate of the Company, a Participant then providing consulting services to such entity shall be deemed to have terminated his or her consultancy with the Company and its Affiliates and shall cease to be a Consultant under the Plan. For purposes of any Award granted to a person residing outside of the United States, the Committee may revise the definition of “Consultant” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.

(k) “Corporate Change” means:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), any acquisition by any Person pursuant to a transaction which complies with clause (A) of subsection (iii) of this definition shall not constitute a Corporate Change; or

(ii) Individuals, who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered for purposes of this definition as though such individual was a member of the Incumbent Board, but excluding, for these purposes, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) The consummation of a reorganization, merger or consolidation involving the Company or any of its subsidiaries, or the sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole (other than to an entity wholly owned, directly or indirectly, by the Company) (each, a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of the Resulting Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction. The term “Resulting Corporation” means (1) the Company or its successor, or (2) if as a result of a Corporate Transaction the Company or its successor becomes a subsidiary of another entity, then such entity or the parent of such entity, as applicable, or (3) in the event of a Corporate Transaction involving the sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, then the transferee of such assets in such Corporate Transaction.

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Notwithstanding the foregoing, if a Corporate Transaction constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (i), (ii) or (iii) above with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

(l) “Director” means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law and who is serving on the Board on the Effective Date of the Plan, or is subsequently elected or appointed to the Board, and is not an Employee.

(m) “Disability” means any physical or mental condition for which the Participant would be eligible to receive long-term disability benefits under the Company’s long-term disability plan. With respect to any Participant residing outside of the United States, the Committee may revise the definition of “Disability” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.

(n) “Dividend Equivalent” means a right to receive the equivalent value (in cash or in shares of Common Stock) of dividends paid on shares of Common Stock, awarded under Paragraph XII(b) of the Plan.

(o) “Employee” means any person who is an employee of the Company or any Affiliate. If an entity ceases to be an Affiliate of the Company, a Participant employed by such entity shall be deemed to have terminated his employment with the Company and its Affiliates and shall cease to be an Employee under the Plan. For any and all purposes under the Plan, the term “Employee” shall exclude an individual hired as an independent contractor, leased employee, Consultant, or a person designated by the Committee, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan, even if such ineligible individual is subsequently determined to be an employee by any governmental or judicial authority. For purposes of any Award granted to a person residing outside of the United States, the Committee may revise the definition of “Employee” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.

(p) “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

(q) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” of a share of Common Stock means, as of any specified date: (i) if the Common Stock is listed on a national securities exchange or quoted, the closing sales price of a share of Common Stock on that date, or if no prices are reported on that date, on the last preceding day on which the Common Stock was traded, as reported by such exchange; and (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the-counter market such as the OTC Markets Group, Inc. (“OTC Markets”), the average of the bid and asked prices for a share of Common Stock on the most recent date on which the Common Stock was publicly traded. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in good faith in such manner as it deems appropriate.

(s) “Full Value Award” means any Award that is settled in shares of Common Stock other than: (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Affiliate).

(t) “Incentive Stock Option” means an Option granted under Paragraph VII of the Plan that is intended to qualify as an incentive stock option and conforms to the requirements of Section 422 of the Code.

(u) “Non-Qualified Option” means an Option granted under Paragraph VII of the Plan that is not an Incentive Stock Option.

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(v) “Option” means an option to purchase shares of Common Stock granted under Paragraph VII of the Plan that may be either an Incentive Stock Option or a Non-Qualified Option.

(w) “Other Stock-Based Award” means a payment in the form of shares of Common Stock, an Award that is valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, or another right to purchase shares of Common Stock, as part of a bonus, deferred compensation or other arrangement, awarded under Paragraph XII(a) of the Plan.

(x) “Participant” means an Employee, Consultant or Director who has been granted an Award under the Plan.

(y) “Performance Award” means an opportunity for a Participant to earn compensation if certain Performance Measures or other criteria are met, as described in Paragraph XI of the Plan.

(z) “Performance Measure” means any performance objective established by the Committee in its sole discretion relating to any one or more of the following criteria:

(1) the price of a share of Common Stock;

(2) the Company’s earnings per share;

(3) the Company’s market share;

(4) the market share of a business unit of the Company designated by the Committee;

(5) the Company’s sales;

(6) the sales of a business unit of the Company designated by the Committee;

(7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee;

(8) the cash flow return on investment, cash value added, and/or working cash flow of the Company or any business unit of the Company designated by the Committee;

(9) the earnings before or excluding interest, taxes, depreciation, amortization or any other items designated by the Committee;

(10) the economic value added;

(11) the return on stockholders’ equity achieved by the Company;

(12) the return on capital (including return on total capital or return on invested capital) of the Company or any business unit of the Company designated by the Committee;

(13) the total stockholders’ return achieved by the Company;

(14) the working capital of the Company or any business unit of the Company designated by the Committee;

(15) selling, general and administrative expense of the Company or any business unit of the Company designated by the Committee;

(16) gross margin and/or gross margin percent of the Company or any business unit of the Company designated by the Committee;

(17) operating margin and/or operating margin percent of the Company or any business unit of the Company that is designated by the Committee,

(18) revenue;

(19) revenue or product revenue growth;

(20) pre-tax or after-tax income or loss (before or after allocation of corporate overhead and bonus) of us or any business unit of the Company that is designated by the Committee;

(21) net earnings or loss of the Company or any business unit of the Company that is designated by the Committee;

(22) return on assets or net assets;

(23) attainment of strategic and operational initiatives;

(24) gross profits;

(25) comparisons with various stock market indices;

(26) reductions in cost;

(27) improvement in or attainment of expense levels or working capital levels;

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(28) year-end cash;

(29) debt reduction;

(30) implementation or completion of projects and processes;

(31) customer satisfaction;

(32) budget management;

(33) debt covenant leverage ratios; or

(34) financing.

A performance target based on any one or more Performance Measures may be absolute or relative to (i) one or more other companies, (ii) one or more indexes or (iii) to one or more prior year’s performance. Further, a performance target based on any one or more Performance Measures may be subject to objectively determinable adjustments, including one or more of the following items or events: (i) items related to changes in accounting standards (including changes required by the Financial Accounting Standards Board); (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions.

(aa) “Plan” means this United KSK Corporation 2026 Stock Incentive Plan, as may be amended or restated from time to time.

(bb) “Restricted Stock” means Common Stock subject to certain restrictions, as described in Paragraph VIII of the Plan.

(bb) “Restricted Stock Unit” means a promise to deliver a share of Common Stock, or the Fair Market Value of such share in cash, in the future if certain criteria are met, as described in Paragraph IX of the Plan.

(dd) “Retirement” means a Termination of Service, other than due to Cause or death, on or after the Participant attains (i) age sixty-five (65) or (ii) age fifty-five (55) and with the written consent of the Committee. Notwithstanding the foregoing, with respect to a Participant residing outside of the United States, the Committee may revise the definition of “Retirement” as appropriate to conform to the laws of the applicable non-U.S. jurisdiction.

(ee) “Stock Appreciation Right” means a right entitling the Participant to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the Fair Market Value of a share of Common Stock on the date of grant, as described in Paragraph X of the Plan.

(ff) “Termination of Service” means a Participant’s termination of employment, if an Employee, a termination of consultancy, if a Consultant, or a termination of service, if a Director, as the case may be. A Participant who is both an Employee or Consultant and a Director shall not incur a Termination of Service until the Participant terminates both positions.

III. EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall become effective upon the date of its approval by the Company’s board of directors (the “Effective Date”). The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. No Awards may be granted under the Plan after the completion of ten (10) years from the Effective Date of the Plan. The Plan shall remain in effect until all Awards granted under the Plan have been exercised or expired or vested or forfeited.

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IV. ADMINISTRATION

(a) Composition of Committee. The Plan shall be administered by the Compensation Committee of the Board or such other committee, if any, that may be designated by the Board to administer the Plan (the “Committee”); provided, however, that if the Company is listed on an exchange, within the meaning of the Exchange Act, with any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock; provided, further, that Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two (2) or more “Non-Employee Directors” as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); provided, further, that any Award which the Committee intends to qualify as “performance-based compensation” exception under Section 162(m) of the Code shall be granted only if the Committee is comprised solely of two (2) or more “outside directors” within the meaning of Section l62(m) of the Code and regulations pursuant thereto.

(b) Powers. Subject to Paragraph IV(d), and the other express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which Employees, Consultants or Directors shall receive an Award, the time or times when such Award shall be made, the terms and conditions of an Award (including, but not limited to, the exercise price, any applicable Performance Measures or performance targets established with respect to any Performance Measures, the vesting schedule, any restrictions on the Award, and accelerations or waivers of any vesting or other restrictions on the Award), the type of Award that shall be made, the number of shares subject to an Award and the value of an Award. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective Employees, Consultants or Directors, their present and potential contribution to the Company’s success and such other factors as the Committee, in its sole discretion, shall deem relevant. Notwithstanding anything herein to the contrary, the Committee shall have the authority to accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of the Award, subject to (i) such terms and conditions as it selects, (ii) the limitations on the acceleration of Awards which the Committee intends to qualify as performance-based compensation under Section 162(m) of the Code herein and (iii) Paragraph XIII below.

(c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the Award Notices hereunder, to prescribe, interpret, revise and rescind rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the notice relating to each Award, including such terms, restrictions and provisions as shall be required in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any notice relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. Any determination or decision made by the Committee or its delegate (pursuant to Paragraph IV(d)) under the terms of the Plan shall be made in the sole discretion of the Committee or such delegate and shall be final and binding on all persons, including the Company and Participants, but subject to ratification by the Board if the Board so provides.

(d) Delegation of Powers. Subject to Paragraph IV(a) above, the Committee may delegate to the Board or to one or more other committees of the Board comprised of one or more independent Directors the authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act. Further, the Committee may delegate to the Governance Committee of the Board the authority to make non-discretionary (routine) Awards to Directors, including to determine which Director shall receive an Award, the time or times when such an Award shall be made, the terms and conditions of such an Award, the type of Award that shall be made to a Director, the number of shares subject to such an Award, and the value of such an Award; provided, however, that the Committee may not delegate its authority to grant discretionary (non-routine) Awards to Directors. The Committee may delegate to the Chief Executive Officer or one or more other senior officers of the Company its administrative functions under this Plan with respect to the Awards. Any delegation described in this paragraph shall contain such limitations and restrictions as the Committee may provide and shall comply in all respects with the requirements of applicable law, including the Nevada Revised Statutes. The Committee may engage or authorize the engagement of a third party administrator or administrators to carry out administrative functions under the Plan.

No member of the Committee or officer of the Company or an Affiliate to whom the Committee has delegated authority in accordance with the provisions of Paragraph IV of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company or Affiliate in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

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(e) Awards Outside of the United States. With respect to any Participant or eligible Employee or Consultant who is resident outside of the United States, the Committee may, in its sole discretion, amend or vary the terms of the Plan in order to conform such terms with the requirements of local law, to meet the goals and objectives of the Plan, and may, in its sole discretion, establish administrative rules and procedures to facilitate the operation of the Plan in such non-U.S. jurisdictions. The Committee may, where it deems appropriate in its sole discretion, establish one or more sub-plans of the Plan for these purposes.

V. SHARES SUBJECT TO THE PLAN; AWARD LIMITATIONS

(a) Shares Subject to the Plan.

(i) Subject to adjustment as provided in Paragraph XIII, the aggregate number of shares of Common Stock reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 590,000. The number of shares of Common Stock available for grant and issuance under the Plan shall be increased on January 1, of each of the ten (10) calendar years during the term of the Plan following December 31, 2027, by the lesser of (i) two and one half percent (2.5%) of the number of shares of Common Stock issued and outstanding on each December 31 immediately prior to the date of increase or (ii) such number of Shares determined by the Board; provided, however, that such limitation may be increased subject to approval by the Company’s stockholders.

(ii). Common Stock subject to Awards, and Common Stock issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards of Common Stock under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or Stock Appreciation Right granted under this Plan but which cease to be subject to the Option or Stock Appreciation Right for any reason other than exercise of the Option or Stock Appreciation Right; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof). To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used or withheld to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.

(b) Share and Value Limitation on Awards.

(i) The maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock Options may not exceed 590,000 shares.

(ii) The maximum Fair Market Value, as determined on the date of grant, of Awards granted for services as a Director during any twelve (12)-month period shall not exceed $1,000,000.

(iii) The maximum number of shares of Common Stock that may be issuable under Awards granted to any one individual during any twelve (12)-month period shall not exceed 590,000 shares of Common Stock (subject to adjustment in the manner as provided in Paragraph XIII).

(iv) The maximum amount of cash compensation that may be paid under Awards which the Committee intends to qualify as “performance-based compensation” under Section 162(m) of the Code granted to any one individual during any twelve (12)-month period may not exceed $5,000,000.

The limitations set forth in clauses (iii) and (iv) above are intended to permit certain Awards under the Plan to constitute “performance-based” compensation for purposes of Section 162(m) of the Code.

(c) Stock Offered. Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

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VI. ELIGIBILITY AND GRANT OF AWARDS

(a) Eligibility. Subject to the delegation of power in Paragraph IV(d), the Committee, in its sole discretion, may from time to time grant Awards under the Plan as provided herein to any individual who, at the time of grant, is an Employee, Consultant or a Director. An Award may be granted on more than one occasion to the same person, subject to the limitations set forth in the Plan. The Plan is discretionary in nature, and the grant of Awards by the Committee is voluntary. The Committee’s selection of an eligible Employee, Consultant or Director to receive an Award in any year or at any time shall not require the Committee to select such Employee, Consultant or Director to receive an Award in any other year or at any other time. The Committee shall consider such factors as it deems pertinent in selecting Participants.

(b) Form of Awards Available. Awards may include Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards, Dividend Equivalents or any combination thereof. The selection of an Employee, Consultant or Director to receive one type of Award under the Plan does not require the Committee to select such Employee, Consultant or Director to receive any other type of Award under the Plan. The Committee shall consider such factors as it deems pertinent in determining the type and amount of Awards granted.

(c) Award Notice. Each Award shall be evidenced by an Award Notice in such form and containing such provisions not inconsistent with the provisions of the Plan and under such terms as the Committee from time to time shall establish. The terms and provisions of the respective Award Notices need not be identical. Subject to the consent of the Participant and any restrictions pursuant to Section 162(m) of the Code (with respect to Awards the Committee intends to qualify as performance-based compensation under Section 162(m) of the Code), the Committee may, in its sole discretion, amend an outstanding Award Notice from time to time in any manner that is not inconsistent with the provisions of the Plan.

Notwithstanding any other provision of the Plan, and except as otherwise determined by the Committee, any Award which is granted to a Participant and that the Committee intends to qualify as “performance-based compensation” under Section 162(m) of the Code shall be subject to any additional limitations, conditions or terms set forth in Section 162(m) of the Code as may be necessary or required for the Award to qualify as performance-based compensation and comply with the requirements of Section 162(m) of the Code, and the applicable Award Notice shall be deemed amended to the extent necessary to conform thereto.

VII. STOCK OPTIONS

(a) Option Types and Option Period. Options may be in the form of Incentive Stock Options and/or Non-Qualified Options for eligible Employees (as described below), as determined by the Committee, in its sole discretion. Any Options granted to Directors or Consultants shall be Non-Qualified Options. Except as otherwise provided in Subparagraph (c) below or in an Award Notice providing for a shorter term, each Option shall expire seven (7) years from its date of grant (subject to earlier termination as described in Subparagraph (i) below or an applicable Award Notice).

(b) Vesting. Subject to the further provisions of the Plan, Options shall vest and become exercisable in accordance with such vesting schedule as the Committee may establish in its sole discretion, including, without limitation, vesting upon the satisfaction of one or more performance targets based on one or more Performance Measures. A Participant may not exercise an Option except to the extent it has become vested.

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(c) Special Limitations on Incentive Stock Options. An Incentive Stock Option may be granted only to an Employee of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) at the time the Option is granted. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Options. The Committee shall determine, in accordance with applicable provisions of the Code, any applicable treasury regulations and other administrative pronouncements, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination is made. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by such Participant or the Participant’s guardian or legal representative. A Participant shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two (2) years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (b) one (1) year after the transfer of such shares of Common Stock to such Participant.

(d) Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but such per share purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option or portion thereof shall be exercised, and any applicable taxes shall be withheld, in accordance with such procedures as are established or approved by the Committee. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Option granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or an Affiliate or a loan arranged by the Company or an Affiliate in violation of Section 13(k) of the Exchange Act. The acceptable method of payment by the Participant of the Option price, in whole or in part, shall be provided for in the Award Notice and may include: (i) cash, (ii) a check acceptable to the Company, (iii) the delivery of shares of Common Stock (including shares of Common Stock issuable pursuant to the exercise of the Option or shares of Common Stock that have been held by the Participant for such period of time as may be required by the Committee in its discretion) (plus cash if necessary), in each case, having a Fair Market Value equal to such Option price, (iv) a “cashless broker exercise” of the Option through any other procedures established or approved by the Committee with respect thereto, (v) any other form of legal consideration acceptable to the Committee in its sole discretion, or (vi) any combination of the foregoing.

(e) Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery to the Company, the stock administrator of the Company or such other person or entity designated by the Committee (i) full payment of the Option price and applicable withholding taxes with respect to the Option exercise and (ii) the required notice of exercise as set forth in the applicable Award Notice and all documents required pursuant to procedures established by the Committee.

(f) Restrictions on Repricing of Options. Except as provided in Paragraph XIII, the Committee may not amend any outstanding Award Notice to lower the exercise price (or cancel and replace any outstanding Option with Options having a lower exercise price).

(g) Stockholder Rights and Privileges. The Participant shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased upon exercise of the Option and registered in the Participant’s name.

(h) Options in Substitution for Options Granted by Other Employers. Options may be granted under the Plan from time to time or approved by the Committee or the Board in substitution of options held by individuals providing services to corporations or other entities who become Employees, Consultants or Directors as result of a merger or consolidation or other business transaction with the Company or any Affiliate.

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(i) Committee’s Discretion to Accelerate Vesting of Options. Subject to Sections 162(m) and 409A of the Code and any other applicable law, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any portion or all of a Participant’s Options. Any action by the Committee pursuant to this Subparagraph (i) may vary among Participants and may vary among the Options held by any Participant.

(j) Effect of Termination of Service. Unless otherwise stated in the Award Notice or in any other written agreement between a Participant and the Company or an Affiliate thereof, upon a Participant’s Termination of Service:

(i) vested Options may be exercised only within three (3) months of such Termination of Service unless such Termination of Service results from Cause, in which event all outstanding vested Options held by such Participant shall be automatically forfeited unexercised on such termination; and

(ii) unvested Options shall automatically terminate and be cancelled unexercised on such date, unless such Termination of Service is due to the Participant’s death, Disability or Retirement, in which case all unvested Options shall become vested upon such termination and all vested Options held by such Participant may be exercised by the Participant, the Participant’s legal representative, heir or devisee, as the case may be, within two (2) years from the date of the Participant’s Termination of Service; provided, however, that notwithstanding the foregoing, in no event shall the term of an Option extend beyond the seventh (7th) anniversary of its date of grant or, such shorter period, if any, as may be provided in the Award Notice.

VIII. RESTRICTED STOCK

(a) Restrictions to be Established by the Committee. Restricted Stock shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances, and any other restrictions determined by the Committee in its sole discretion on the date of grant, including, without limitation, restrictions relating to:

(i) the attainment of one or more performance targets based on one or more Performance Measures;

(ii) the Participant’s continued service as an Employee, Consultant or Director for a specified period of time;

(iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or

(iv) a combination of any of the foregoing.

Each grant of Restricted Stock may have different restrictions as established in the sole discretion of the Committee.

(b) Other Terms and Conditions. Restricted Stock shall be registered in the name of the Participant. Unless provided otherwise in an Award Notice, the Participant shall have the right to receive dividends with respect to Restricted Stock, to vote Restricted Stock, and to enjoy all other stockholder rights, except that: (i) the Company shall retain custody of the Restricted Stock until the Restrictions have expired; (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock until the restrictions have expired; and (iii) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Notice shall cause a forfeiture of the Restricted Stock. At the time of grant, the Committee may, in its sole discretion, establish additional terms, conditions or restrictions relating to the Restricted Stock. Such additional terms, conditions or restrictions shall be set forth in an Award Notice delivered in conjunction with the Award.

(c) Payment for Restricted Stock. The Committee shall determine the amount and form of payment required from the Participant in exchange for a grant of Restricted Stock, if any, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Restricted Stock, except to the extent otherwise required by law.

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(d) Committee’s Discretion to Accelerate Vesting of Restricted Stock. The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all of a Participant’s Restricted Stock and, upon such vesting, all restrictions applicable to such Restricted Stock shall terminate as of such date. Any action by the Committee pursuant to this Subparagraph (d) may vary among individual Participants and may vary among the Restricted Stock held by any individual Participant. Notwithstanding the preceding provisions of this paragraph, the Committee may not take any action described in this Subparagraph (d) with respect to Restricted Stock that has been granted to a “covered employee” (within the meaning of Treasury Regulation Section 1.162-27(c)(2)) if the Committee intends such Award to qualify as performance-based compensation under Section 162(m) of the Code; provided, however, this prohibition shall not apply to an acceleration pursuant to Paragraph XIII or due to death or Disability of the Participant.

(e) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

(f) Effect of Termination of Service. Unless otherwise stated in the Award Notice or in any other written agreement between a Participant and the Company or an Affiliate thereof, upon a Participant’s Termination of Service, unvested Restricted Stock shall be automatically cancelled and forfeited on such termination unless such Termination of Service is due to the Participant’s death or Disability, in which case all restrictions applicable to such Award shall lapse upon the date of such termination with all performance targets based on one or more Performance Measures, if any, applicable to such Award deemed achieved at 100% of target performance.

IX. RESTRICTED STOCK UNITS

(a) Restrictions to be Established by the Committee. Restricted Stock Units shall be subject to a restriction on disposition by the Participant and an obligation of the Participant to forfeit the Restricted Stock Units under certain circumstances, and any other restrictions determined by the Committee in its sole discretion on the date of grant, including, without limitation, restrictions relating to:

(i) the attainment of one or more performance targets based on one or more Performance Measures;

(ii) the Participant’s continued service as an Employee, Consultant or Director for a specified period of time;

(iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or

(iv) a combination of any of the foregoing.

Each Award of Restricted Stock Units may have different restrictions as established in the sole discretion of the Committee.

(b) Other Terms and Conditions. The Participant shall not be entitled to vote the shares of Common Stock underlying the Restricted Stock Units or enjoy any other stockholder rights unless and until the restrictions have lapsed and such shares have been registered in the Participant’s name. At the time of grant, the Committee may, in its sole discretion, establish additional terms, conditions or restrictions relating to the Restricted Stock Units. Such additional terms, conditions or restrictions shall be set forth in an Award Notice delivered in conjunction with the Award.

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(c) Payment. Upon the lapse of the restrictions described in the Award Notice or at such time(s) as determined by the Committee at the time of grant and specified in the Award Notice (which time(s) shall be no earlier than the date upon which the applicable restrictions lapse and may be determined at the election of the Participant, if permitted by the applicable Award Notice), the Participant shall receive payment equal to the Fair Market Value of the shares of Common Stock underlying the Restricted Stock Units scheduled to be paid on such date, less applicable withholding. Payment shall be in the form of shares of Common Stock, cash, other equity compensation, or a combination thereof, as determined by the Committee. Subject to compliance with Section 409A of the Code, payment with respect to each Restricted Stock Unit shall be made no later than two and a half (21/2) months following the end of the calendar year or fiscal year, as applicable, in which the Restricted Stock Unit vests.

(d) Committee’s Discretion to Accelerate Vesting of Restricted Stock Units. The Committee may, in its discretion and as of a date determined by the Committee, fully vest any portion or all of a Participant’s Restricted Stock Units and, upon such vesting, all restrictions applicable to such Restricted Stock Units shall terminate as of such date. Any action by the Committee pursuant to this Subparagraph (d) may vary among Participants and may vary among the Restricted Stock Units held by any Participant. Notwithstanding the preceding provisions of this paragraph, the Committee may not take any action described in this Subparagraph (d) with respect to Restricted Stock Units that have been granted to a “covered employee” (within the meaning of Treasury Regulation Section 1.162-27(c)(2)) if the Committee intends such Award to qualify as performance-based compensation under Section 162(m) of the Code; provided, however, this prohibition shall not apply to an acceleration pursuant to Paragraph XIII.

(e) Effect of Termination of Service. Unless otherwise stated in the Award Notice or in any other written agreement between a Participant and the Company or an Affiliate thereof, upon a Participant’s Termination of Service, unvested Restricted Stock Units shall be automatically cancelled and forfeited on such termination unless such Termination of Service is due to the Participant’s death or Disability, in which case all unvested Restricted Stock Units shall become vested upon such termination with all performance targets based on one or more Performance Measures, if any, applicable to such Award deemed achieved at 100% of target performance.

X. STOCK APPRECIATION RIGHTS

(a) Restrictions to be Established by the Committee. Stock Appreciation Rights shall be subject to a restriction on disposition by the Participant and an obligation of the Participant to forfeit the Stock Appreciation Rights under certain circumstances, and any other restrictions determined by the Committee in its sole discretion on the date of grant, including, without limitation, restrictions relating to:

(i) the attainment of one or more performance targets based on one or more Performance Measures;

(ii) the Participant’s continued service as an Employee, Consultant or Director for a specified period of time;

(iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or

(iv) a combination of any of the foregoing.

Each Award of Stock Appreciation Rights may have different restrictions as established in the sole discretion of the Committee.

(b) Other Terms and Conditions. At the time of grant, the Committee may, in its sole discretion, establish additional terms, conditions or restrictions relating to the Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Award Notice delivered in conjunction with the Award. Except as otherwise provided in an Award Notice providing for a shorter term, Stock Appreciation Rights shall expire seven (7) years from the date of grant (subject to earlier termination as described in Subparagraph (f) below or an applicable Award Notice).

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(c) Exercise Price and Payment. The exercise price of the Stock Appreciation Rights shall not be less than the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Rights on the date of grant. Upon the lapse of the restrictions described in the Award Notice, the Participant shall be entitled to exercise his or her Stock Appreciation Rights at any time up until the end of the period specified in the Award Notice. The Stock Appreciation Rights, or portion thereof, shall be exercised and any applicable taxes withheld, in accordance with such procedures as are established or approved by the Committee. Upon exercise of the Stock Appreciation Rights, the Participant shall be entitled to receive payment in an amount equal to: (i) the difference between the Fair Market Value of the underlying shares of Common Stock subject to the Stock Appreciation Rights on the date of exercise and the exercise price; times (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Rights are exercised; less (iii) any applicable withholding taxes. Payment shall be made in the form of shares of Common Stock or cash, or a combination thereof, as determined by the Committee. Cash shall be paid in a lump sum payment and shall be based on the Fair Market Value of the underlying Common Stock on the exercise date.

(d) Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery to the Company, the stock administrator of the Company, or such other person or entity designated by the Committee (i) full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised and (ii) the required notice of exercise as set forth in the applicable Award Notice and all documents required pursuant to procedures established by the Committee.

(e) Committee’s Discretion to Accelerate Vesting of Stock Appreciation Rights. Subject to Section 162(m) of the Code, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any portion or all of a Participant’s Stock Appreciation Rights and, upon such vesting, all restrictions applicable to such Stock Appreciation Rights shall terminate as of such date. Any action by the Committee pursuant to this Subparagraph (e) may vary among Participants and may vary among the Stock Appreciation Rights held by any Participant.

(f) Effect of Termination of Service. Unless otherwise stated in the Award Notice or in any other written agreement between a Participant and the Company or an Affiliate thereof, upon a Participant’s Termination of Service, unvested Stock Appreciation Rights shall be automatically cancelled and forfeited on such termination unless such Termination of Service is due to the Participant’s death, Disability or Retirement, in which case all unvested Stock Appreciation Rights shall become vested upon such termination with all performance targets based on one or more Performance Measures, if any, applicable to such Award deemed achieved at 100% of target performance.

XI. PERFORMANCE AWARDS

(a) Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, the maximum value of the Performance Award and the performance period over which the performance applicable to the Performance Award shall be measured.

(b) Performance Measures and Other Criteria. A Performance Award shall be awarded to a Participant contingent upon future performance of the Company or any Affiliate, or a division or department of the Company or any Affiliate, during the performance period. With respect to Performance Awards which the Committee intends to qualify as performance-based compensation under Section 162(m) of the Code, either (i) prior to the beginning of the performance period or (ii) within ninety (90) days after the beginning of the performance period if the outcome of the performance targets is substantially uncertain at the time such targets are established, but not later than the date that twenty-five percent (25%) of the performance period has elapsed, the Committee shall, in writing, (a) select the Performance Measures applicable to the performance period and (b) establish the performance targets and amounts of such Performance Awards, as applicable, which may be earned for such performance period based on the Performance Measures. The vesting of Performance Awards shall be based on such conditions as determined by the Committee in its sole discretion on the date of grant, including, without limitation, vesting conditions relating to:

(i) the Participant’s continued service as an Employee, Consultant or Director for a specified period of time;

(ii) the attainment of one or more performance targets based on one or more Performance Measures;

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(iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or

(iv) a combination of any of the foregoing;

provided, however, that notwithstanding the foregoing, the vesting of any Performance Award which the Committee intends to qualify as performance-based compensation under Section 162(m) of the Code shall be based solely on (x) to the extent required by Section 162(m)(4)(C) of the Code, the Participant’s continued service as an Employee, Consultant or Director throughout the applicable performance period, and (y) the attainment of one or more performance targets based on one or more Performance Measures. The Committee, in its sole discretion, may also provide for an adjustable Performance Award value based upon the level of achievement of Performance Measures.

(c) Award Criteria. In determining the value of a Performance Award, the Committee shall take into account a Participant’s responsibility level, performance, potential, other Awards, total annual compensation and such other considerations as it deems appropriate. The Committee, in its sole discretion, may provide for a reduction in the value of a Participant’s Performance Award during the performance period.

(d) Types of Performance Awards. Notwithstanding anything to contrary in this Paragraph XI, the Committee may grant Performance Awards payable based on the attainment of performance targets based on Performance Measures or other criteria, whether or not objective, which are established by the Committee in its sole discretion in each case on a specified date or dates or over any period or periods determined by the Committee; provided, however, that any Performance Awards which the Committee intends to qualify as “performance-based compensation” under Section 162(m) of the Code shall be based upon objectively determinable criteria established in accordance with Subparagraph (b) above and shall be subject to any other requirements of Section 162(m) of the Code (and any regulations or rules promulgated thereunder).

(e) Payment. Following the end of the performance period and subject to the applicable vesting requirements, the holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the maximum value of the Performance Award, based on the achievement of the performance targets based on one or more Performance Measures for such performance period, as determined and certified in writing, prior to such payment, by the Committee. Payment of a Performance Award may be made in cash, Common Stock, Options or other equity compensation, or a combination thereof, as determined by the Committee. If a Performance Award covering shares of Common Stock is to be paid in cash, such payment shall be based on the Fair Market Value of a share of Common Stock on the payment date. Subject to compliance with Section 409A of the Code, payment of the portion of the Award vesting shall be made no later than two and a half (21/2) months following the end of the calendar year or fiscal year, as applicable, in which the Performance Award vests.

(f) Effect of Termination of Service. Unless otherwise stated in the Award Notice or in any other written agreement between a Participant and the Company or an Affiliate thereof, upon a Participant’s Termination of Service, unvested Performance Awards shall be automatically cancelled and forfeited on such termination unless such Termination of Service is due to the Participant’s death or Disability, in which case all unvested Performance Awards shall become vested upon such termination based on the level of performance determined by the Committee as of the date of such termination or, if such performance level has not yet been determined, at 100% of target performance.

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XII. OTHER AWARDS

(a) Other Stock-Based Awards. The Committee is authorized to grant Other Stock-Based Awards to any Employee, Consultant or Director. The number or value of shares of Common Stock of any Other Stock-Based Award shall be determined by the Committee and may be based upon one or more performance targets based on one or more Performance Measures or any other specific criteria, including service to the Company or any Affiliate, as determined by the Committee. Shares underlying an Other Stock-Based Award which is subject to a vesting schedule or other conditions or criteria set by the Committee shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Committee, the holder of an Other Stock-Based Award shall have no rights as a Company stockholder with respect to such Other Stock-Based Award until such time as the Other Stock-Based Award has vested and the shares underlying the Other Stock-Based Award have been issued to the holder. Other Stock-Based Awards may, but are not required to, be granted in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Employee, Consultant or Director.

(b) Dividend Equivalents. Dividend Equivalents may be granted by the Committee based on dividends declared on shares of Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such restrictions and limitations as may be determined by the Committee. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

XIII. RECAPITALIZATION OR REORGANIZATION

(a) No Effect on Right or Power. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b) Subdivision or Consolidation of Shares; Stock Dividends. In the event that the Company effects a subdivision or consolidation of shares of Common Stock or the payment of a dividend on Common Stock which is paid in the form of Company stock without receipt of consideration by the Company, other than an Equity Restructuring, the number of shares of Common Stock with respect to which any outstanding Award may thereafter be exercised or satisfied, shall be adjusted as follows: (i) in the event of an increase in the number of outstanding shares, the number shares of Common Stock subject to the Award shall be proportionately increased, and the purchase price per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares, the number of shares of Common Stock subject to the Award shall be proportionately reduced, and the purchase price per share shall be proportionately increased, other than in the event of a Company-directed share repurchase program. Any fractional share resulting from such adjustment shall be rounded up to the next whole share. Such proportionate adjustments will be made for purposes of making sure that to the extent possible, the fair value of the Awards after the subdivision, consolidation or dividend is equal to the fair value before the change.

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(c) Corporate Changes. Except as otherwise determined by the Committee, in the event of a Corporate Change, effective upon such Corporate Change (or at such earlier time as the Committee may provide), the Committee, acting in its sole discretion without the consent or approval of any Participant and on such terms and conditions as it may determine, may take any one or more of the following actions with respect to Awards under the Plan whenever it determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Awards under the Plan or to facilitate such Corporate Change, which actions may vary among individual Participants and which may vary among Awards held by any individual Participant:

(i) provide that all outstanding Awards shall immediately become exercisable or payable or fully vested, and all restrictions thereupon shall lapse, with respect to all shares of Common Stock covered thereby, and all Awards, the payout of which is subject to performance targets and/or Performance Measures, shall vest in full and become payable at such levels as the Committee in its sole discretion shall determine notwithstanding anything to the contrary in the Plan or applicable Award Notice;

(ii) provide for either (A) the termination of each outstanding Award in exchange for an amount in cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the Corporate Change, the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property (including, without limitation, cash) selected by the Committee, in its sole discretion, having an aggregate value equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award currently been exercisable or payable or fully vested;

(iii) provide that the number and type of shares of Common Stock (or other securities or property) covered by such Awards, and/or the terms and conditions (including the grant or exercise price) of, and the criteria included in, outstanding Awards, shall be equitably and proportionately adjusted as determined by the Committee in its sole discretion; and

(iv) provide that such Awards be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

Notwithstanding the foregoing, if an Award Notice provides for more favorable treatment of an Award in connection with a Corporate Change than the treatment that would otherwise apply to such Award under this Subparagraph (c), as determined by the Committee in its sole discretion, then the terms of the Award Notice (and not the terms of this Subparagraph (c)) shall govern the treatment of such Awards in connection with a Corporate Change.

(d) Other Changes in the Common Stock. In the event of changes in the outstanding Common Stock by reason of recapitalization, reorganization, merger, consolidation, combination, stock split, stock dividend, spin-off, exchange or other relevant changes in capitalization or distributions to the holders of Common Stock that is not subject to Subparagraphs (b), (c) or (e) of this Paragraph XIII and that would have the effect of diluting or enlarging the rights of Participants (excluding, for the avoidance of doubt, any Equity Restructuring), each Award and any notice evidencing such Award shall be subject to equitable or proportionate adjustment by the Committee at its sole discretion as to the number, kind and price of shares of Common Stock or other securities or property subject to such Award. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, or upon the occurrence of any other event described in this Paragraph XIII, other than an Equity Restructuring, the aggregate number of and kind shares available under the Plan, the maximum number of shares that may be subject to Awards granted to any one individual, and the manner in which shares of Common Stock subject to Full Value Awards will be counted may be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive. Such proportionate adjustments will be made for purposes of making sure that to the extent possible, the fair value of the Awards after the subdivision, consolidation or dividend is equal to the fair value before the change.

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(e) Equity Restructurings. In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Subparagraphs (a)-(d) of this Paragraph XIII:

(i) the number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) the Committee shall make such equitable adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares of Common Stock that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Paragraph V on the maximum number and kind of shares which may be issued under the Plan and of the Award limits, and adjustments of the manner in which shares of Common Stock subject to Full Value Awards will be counted). The adjustments provided under this Subparagraph (e) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(f) No Adjustments Unless Otherwise Provided. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

XIV. AMENDMENT AND TERMINATION OF THE PLAN

Except as otherwise provided in this Paragraph XIV or Paragraph XV(l) below, the Board or Committee in its discretion may terminate the Plan or alter, modify or amend the Plan or any part thereof at any time or from time to time; provided that no action of the Board or Committee may impair the rights of a Participant with respect to any outstanding Award without the consent of the Participant, and provided, further, that neither the Board nor the Committee may, without approval of the stockholders of the Company, or except as provided under Paragraph XIII, (a) increase the maximum aggregate number of shares that may be issued under the Plan under Paragraph V(a), (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Paragraph VII(g), or (c) cancel any outstanding Option or Stock Appreciation Right in exchange for cash or another Award when the per share price of the Option or Stock Appreciation Right exceeds the Fair Market Value of the underlying shares of Common Stock. In addition, the Company shall obtain stockholder approval of any amendment to the Plan to the extent necessary to comply with any applicable law or the requirements of any securities exchange on which the Common Stock is then-listed.

XV. MISCELLANEOUS

(a) Term of Awards. The term of each Award shall be for such period as determined by the Committee; provided, that in no event shall the term of any such Award exceed a period of ten (10) years (or such shorter term as may be required in respect of Incentive Stock Options, Non-Qualified Options or Stock Appreciation Rights, as applicable).

(b) No Right to an Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards, Dividend Equivalents or any other rights hereunder except as may be evidenced by an Award Notice, and then only to the extent and on the terms and conditions expressly set forth therein.

(c) Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation purposes, including Section 409A of the Code. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Common Stock or make payments; provided the Committee first determines in its sole discretion that the structure of such trusts or other arrangements shall not cause any change in the “unfunded” status of the Plan.

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(d) No Service/Membership Rights Conferred. Nothing contained in the Plan or any Award shall (i) confer upon any Employee, Consultant or Director any right to continued employment, consultancy or other service with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment, consultancy or other service relationship at any time.

(e) Compliance with Securities Laws. The Company shall not be obligated to issue any shares of Common Stock pursuant to an Award granted under the Plan at any time when the shares covered by such Award have not been registered pursuant to applicable U.S. federal, state or non-U.S. securities laws, or, in the opinion of legal counsel for the Company, the issuance and sale of such shares is not covered under an applicable exemption from such registration requirements.

(f) No Fractional Shares. No fractional shares of Common Stock nor cash in lieu of fractional shares of Common Stock shall be distributed or paid pursuant to an Award. For purposes of the foregoing, any fractional shares of Common Stock shall be rounded up to the nearest whole share.

(g) Tax Obligations; Withholding of Shares. The Company and its Affiliates shall have the authority to deduct or withhold, or require a Participant to remit or pay to the Company or its Affiliates, an amount sufficient to satisfy U.S. federal, state, local or non-U.S. income and social insurance taxes (including, without limitation, the Participant’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Participant and arising as a result of the Plan. Notwithstanding the foregoing, the Company and its Affiliates may, in its sole discretion and in satisfaction of the foregoing requirement, withhold or permit the Participant to elect to have the Company withhold a sufficient number of shares of Common Stock that are otherwise issuable to the Participant pursuant to an Award (or allow the surrender of shares of Common Stock). The number of shares of Common Stock which may be so withheld or surrendered shall be limited to the number of shares of Common Stock that have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the applicable minimum statutory withholding rates for U.S. federal, state, local or non-U.S. income and social insurance taxes and payroll taxes, as determined by the Committee. For purposes of the foregoing, the Committee may establish such rules, regulations and procedures as it deems necessary or appropriate.

(h) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or an Affiliate from taking any action that is deemed by the Company or such Affiliate to be appropriate or in its best interest, regardless of whether such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, representative of a Participant, or other person shall have any claim against the Company or any Affiliate as a result of any such action.

(i) No Stockholder Rights; Restrictions on Transfer. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by an Award unless and until the Participant becomes the record owner of such shares. An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set as forth in Paragraph VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) if vested, with the consent of the Committee, in its sole discretion provided that any such transfer is permitted under the applicable securities laws. Notwithstanding the foregoing, Restricted Stock, once vested and free of any restrictions, may be transferred at will.

(j) Clawback. The Committee shall have the right to provide, in an Award Notice or otherwise, or to require a Participant to agree by separate written or electronic instrument, that all Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Notice.

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(k) Limitations Period. Any Participant who believes he or she is being denied any benefit or right under the Plan may file a written claim with the Committee. Any claim must be delivered to the Committee within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within one hundred and twenty (120) days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee’s decision is final and conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed within one (1) year of such denial or deemed denial or be forever barred.

(l) Section 409A of the Code. It is intended that all Awards under the Plan be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code in order to avoid imposition of taxes, interest or penalties thereunder. Notwithstanding anything in this Plan to the contrary, to the extent that the Committee determines that any Award under the Plan may be subject to Section 409A of the Code, the Committee may, without a Participant’s consent, adopt such amendments to the Plan and the applicable Award agreement or take any other actions (including amendments and actions with retroactive effect), that the Committee, in its sole discretion, determines are necessary or appropriate to preserve the intended tax treatment of the Award, including without limitation, actions intended to (a) exempt the Award from Section 409A of the Code, or (b) comply with the requirements of Section 409A of the Code; provided, however, that nothing in this Subparagraph (l) shall create any obligation on the part of the Company or any of its Affiliates to adopt any such amendment or take any other such action or any liability for any failure to do so. Notwithstanding anything herein to the contrary, in no event shall the Company or its Affiliates have any obligation to indemnify or otherwise compensate any Participant for any taxes or interest imposed under Section 409A of the Code or similar provisions of state law.

(m) Notice. Unless otherwise provided in an Award Notice, any notice required herein of a Participant shall be delivered to the Company, c/o the Secretary, United KSK Corporation, Unit B, 15/F, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, telephone number +852-21114437; provided, however, that any Award transaction initiated through the Company’s approved broker shall constitute appropriate notice.

(n) Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of laws principles.

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